UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

BOISE CASCADE COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Boise Cascade®

Boise Cascade
Boise, ID
USDOT 1709260

2024 NOTICE OF ANNUAL SHAREHOLDERS' MEETING AND PROXY STATEMENT

ENGINEERED WOOD PRODUCTS	BC PANELS AND LUMBER	BUILDING MATERIALS DISTRIBUTION
Boise Cascade Engineered Wood Products offers a full range of engineered wood solutions backed by 60+ years of proven performance and customer service. Residential or commercial. Small remodels or entire subdivisions. Boise Cascade Engineered Wood has you covered with products, software, and support to help your business grow.
Boise Cascade is one of the leading manufacturers of plywood in North America.
A large variety of plywood grades are available such as Sturd-I-Floor® single-layer floor panels, sheathing, and sanded panels.
Our sawmills are located on the West Coast in Kettle Falls and Arden, Washington, offering high quality industrial shop grade and appearance lumber.

We partner with the leading national brands (including our manufactured products) to bring you the right products and services for your business.
Our nationwide network of distribution centers serves nearly every corner of the U.S. 40 regional distribution centers and decades of experience, we ensure you get the right products the first time, every time.

We Are Purpose Driven
As a leading manufacturer and distributor of building materials, Boise Cascade® (NYSE: BCC) brings people, products, and services together to build strong homes, businesses, and communities.
We’ve grown to become a leader in the building products industry throughout North America. Today, we are a Fortune 500 company with $6.8 billion in annual revenue (2023).
We operate two divisions, supported by a corporate shared services model. Our large-scale operations and strong alignment between our manufacturing and distribution capabilities enables us to supply key products for new homes and repair/remodel in the residential and multi-family/light commercial construction industry.
Because our business is built on relationships, people are critical to our success. Our shared values drive our daily business decisions. With more than 7,300 employees at 59 locations, we pride ourselves on being a consistent, reliable, and stable partner for our customers and suppliers.

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Fellow Shareholders:
You are cordially invited to join us for our 2024 virtual annual meeting of shareholders, which will be held on Thursday, May 2, 2024, at 9:30 a.m. Mountain Daylight Time via live webcast. You will be able to attend the 2024 Annual Meeting online where you vote your shares electronically, and submit questions by visiting www.virtualshareholdermeeting.com/BCC2024. The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

TOM CARLILE BOARD CHAIR	MACK HOGANS LEAD INDEPENDENT DIRECTOR
As we look forward to our 2024 annual meeting of shareholders, it is worth reflecting on the year just completed.

Leadership Changes and Ongoing Board
and Committee Refreshment

In 2023, we executed on our succession plan and experienced several leadership changes, including the election of one new officer, the promotion of three officers to senior leadership positions, and in early 2024, the promotion of one officer as the new executive officer of our Wood Products segment. In addition to our senior leadership changes, Mack Hogans will retire from the Board immediately before the 2024 annual meeting in accordance with our director retirement policy, and upon their reelection to the Board effective May 2, 2024, David Hannah will assume the Lead Independent Director position and Karen Gowland will become the chair of our Governance and Nominating Committee.

Board Oversight of Corporate Strategy

The Board’s role is critical in overseeing Boise Cascade’s corporate strategy and operations, and we continue to work closely with the management team on matters regarding the business and its performance. Throughout the year, the Board meeting agendas regularly included significant business and organizational initiatives, capital allocation strategies, and business development opportunities to increase our earnings and the stability of our earnings by growing our market position in EWP and expanding our distribution capabilities, leveraging our integrated business model and superior access to the market for our Wood Products manufacturing segment through our Building Materials Distribution (BMD) distribution segment, driving operational excellence by improving veneer self-sufficiency, data-driven process improvement programs, and highly efficient logistics systems, and accelerating the pace of innovation, digital technology, and diversity, equity, and inclusion (DEI).

LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Capital Allocation Strategy

In 2023, we invested approximately $162.8 million to acquire Brockway-Smith Company (BROSCO®), and its door and millwork distribution facilities in Hatfield, Massachusetts and Portland, Maine, and $215.4 million in capital spending on other projects, such as the addition of random stacking equipment at our Florien, Louisiana (plywood) and White City, Oregon (veneer) mills, the replacement of components of one of the two lathes and the green end power distribution center equipment at our Oakdale, Louisiana mill, upgrades to the I-joist line at our Alexandria, Louisiana mill, development of a new distribution facility in Marion, Ohio, establishment of two door and millwork start-up facilities in Kansas City, Missouri and Denver, Colorado, and purchase of properties to relocate Pompano, Florida and Lathrop, California distribution facilities to West Palm Beach, Florida and Modesto, California, respectively. We continued the integration of the Havana, Florida and Chapman, Alabama mills we acquired in 2022 to further solidify our engineered wood products (EWP) market position, and in 2024, will continue that pursuit, in part, with capital equipment investments with the upgrade and redesign of the log utilization center, a new veneer dryer and press, and modification of an existing dryer at our Oakdale, Louisiana mill, addition of I-joist production capabilities at our Thorsby, Alabama (EWP) mill, and the conversion of a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama (plywood) mill.
We returned $352.9 million of cash to our shareholders, by increasing our quarterly dividend 33% to $0.20 per share in September, paying two special dividends totaling $8.00 per share, and repurchasing 75,678 shares of our common stock. We believe that the continued execution of our long-term growth plan and thoughtful stewardship of your capital will help ensure that you receive the benefits of our strategy and investments in the years to come.
Whether or not you plan to attend the annual meeting, your vote is important, and we encourage you to vote your shares promptly. You may vote your shares using a toll-free telephone number or the Internet. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the Notice of Internet Availability of Proxy Materials and the proxy card.

Sincerely,

Thomas Carlile Board Chair	Mack Hogans Lead Independent Director
March 21, 2024

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Boise Cascade Company:
The 2024 virtual annual meeting of shareholders of Boise Cascade Company will be held at the date and time shown below, for the following purposes:
MEETING INFORMATION
Logistics
DATE AND TIME
Thursday, May 2, 2024 9:30 a.m., Mountain Daylight Time
VIRTUAL MEETING
www.virtualshareholder
meeting.com/BCC2024
There will be no physical location.
Please note that you will need the 12-digit control number included on your proxy card in order to access the Annual Meeting.

RECORD DATE
Holders of record of the Company’s common stock at the close of business on March 4, 2024 are entitled to notice of, and to vote at, the meeting.
ITEMS OF BUSINESS
Agenda		Board Recommendation
1	To elect eleven directors (each a Director, and collectively, Directors) to the Company’s board of directors (Board), each to serve a one-year term	FOR each nominee
2	To approve, on an advisory basis, the Company’s executive compensation	FOR
3	To ratify the appointment of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the year ending December 31, 2024	FOR
4	To conduct other business properly presented at the meeting
To vote on the matters brought before the meeting, you may submit your proxy vote by telephone or Internet, as described in the Notice of Internet Availability of Proxy Materials and the following proxy statement, no later than 11:59 p.m. Eastern Daylight Time on Wednesday, May 1, 2024, for any shares you hold directly. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. The envelope is addressed to our vote tabulator, Broadridge Financial Solutions, Inc., and no postage is required if mailed in the United States.
VOTING

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date, and mail your proxy card or voting instruction form	Scan the QR code	Attend the virtual meeting and vote online

A list of the names of shareholders of record entitled to vote at the annual meeting will be available during the entire time of the annual meeting on the annual meeting website.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2024
The Notice of the Annual Meeting of Shareholders, Proxy Statement, and 2023 Annual Report are available at www.proxyvote.com, as set out in the proxy card, and on page 66 of the proxy statement.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Boise Cascade is pleased to deliver proxy materials electronically via the Internet. Electronic delivery allows Boise Cascade to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.
Enroll online when you vote by following the instructions at www.proxyvote.com

Many of Boise Cascade’s shareholders received their 2024 proxy materials and annual report electronically. If we mailed you a Notice of Internet Availability of Proxy Materials or a printed copy of our proxy statement and annual report, we encourage you to help us efficiently and cost-effectively communicate with you by receiving these materials by email in the future. You can choose this option by:
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Following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials

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Following the instructions provided when you vote over the Internet

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Reaching out to your broker for its specific instructions

Scan the QR code to go to www.proxyvote.com to vote using your mobile device, sign up for e-delivery or download annual meeting materials

By order of the Board, Jill Twedt Senior Vice President, General Counsel and Secretary
Boise, Idaho
March 21, 2024

1	PROXY STATEMENT SUMMARY
1	PURPOSE AND STRATEGY
2	EXECUTING OUR STRATEGY
3	2024 ANNUAL MEETING INFORMATION
4	VOTING MATTERS
4	DIRECTORS
8	2023 SELECT PERFORMANCE HIGHLIGHTS
9	EXECUTIVE COMPENSATION HIGHLIGHTS
10	CORPORATE GOVERNANCE PRACTICES AND HIGHLIGHTS
10	RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

11	CORPORATE GOVERNANCE AND BOARD MATTERS
11	PROPOSAL NO. 1 — ELECTION OF ELEVEN DIRECTORS
11	Director Skills Matrix
13	DIRECTORS
18	CORPORATE GOVERNANCE
18	Code of Ethics for Our Board
18	Corporate Governance Guidelines
19	Director Independence
19	Related-Person Transactions
20	Role of Compensation Consultant
20	Role of Board in Our Risk Management Process
21	Risk Analysis of Employee Compensation Policies and Practices
21	Director Selection Process
23	Board and Committee Self-Evaluations
23	Director Time Commitment Policy
23	Communications with Our Board
24	Shareholder Engagement
25	ESG Governance, Environmental Sustainability, and Human Capital Management
28	BOARD STRUCTURE
28	Board Leadership Structure
28	Executive Sessions and Independent Director Sessions
29	2023 Meeting Attendance
29	Board Committees
33	BOARD COMPENSATION
33	2023 Director Compensation Table
33	Director Fees
34	2023 Director Restricted Stock Unit Awards
34	Directors Deferred Compensation Plan
34	Compensation Committee Interlocks and Insider Participation

35	EXECUTIVE COMPENSATION
35	PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
36	COMPENSATION COMMITTEE REPORT
36	COMPENSATION DISCUSSION AND ANALYSIS
47	COMPENSATION TABLES
47	Summary Compensation Table
49	2023 Grants of Plan-Based Awards
50	2023 Outstanding Equity Awards at Fiscal Year-End
51	2023 Option Exercises and Stock Vested
51	2023 Supplemental Pension Benefits
52	2023 Nonqualified Deferred Compensation
52	Potential Payments upon Termination or Change in Control
54	EQUITY COMPENSATION PLAN INFORMATION
55	PAY RATIO DISCLOSURE
56	PAY VERSUS PERFORMANCE DISCLOSURE

60	AUDIT-RELATED MATTERS
60	PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2024
61	AUDIT COMMITTEE REPORT
61	Audit Committee Charter and Responsibilities
61	Audit Committee Financial Experts
61	Recommendation of Financial Statements
62	FEES PAID TO KMPG
62	POLICIES AND PROCEDURES FOR PREAPPROVAL OF AUDIT AND NON-AUDIT SERVICES

63	STOCK OWNERSHIP
63	STOCK OWNERSHIP GUIDELINES FOR OUR DIRECTORS
63	STOCK OWNERSHIP GUIDELINES FOR OUR OFFICERS
63	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
65	DELINQUENT SECTION 16(A) REPORTS

66	INFORMATION ABOUT OUR ANNUAL MEETING
66	INFORMATION ABOUT OUR ANNUAL SHAREHOLDERS’ MEETING AND VOTING
66	Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies
66	Record Date and Voting at Our 2024 Annual Shareholders’ Meeting
67	Quorum
67	Independent Tabulator
67	Independent Inspector of Election
67	Proxy Solicitation
67	Attending the Annual Meeting
68	ADDITIONAL INFORMATION
68	Householding of Annual Meeting Materials
68	Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Note about Forward-Looking Statements
This proxy statement includes statements about our expectations of future operational and financial performance that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Forward-looking statements may appear throughout this report, including this Proxy Statement Summary and Part 2 — Named Executive Officer Compensation. Statements preceded or followed by, or that otherwise include, the words “believes,” “expects,” “anticipates,” “intends,” “project,” “estimates,” “plans,” “forecast,” “is likely to,” and similar expressions or future or conditional verbs such as “will,” “may,” “would,” “should,” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. The accuracy of such statements is subject to a number of risks, uncertainties, and assumptions that could cause our actual results to differ materially from those projected, including, but not limited to, prices for building products, changes in the competitive position of our products, commodity input costs, effect of general economic conditions, our ability to efficiently and effectively integrate the Coastal acquisition and the BROSCO® acquisition, mortgage rates and availability, housing demand, housing vacancy rates, governmental regulations, unforeseen production disruptions, as well as natural disasters. These and other factors that could cause actual results to differ materially from such forward-looking statements are discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.
Any and all website addresses included in this proxy statement are included as textual references only, and none of the information contained in such websites (or accessed through them) is incorporated into this proxy statement or shall be regarded as part of this proxy statement.

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. As used in this proxy statement, unless the context otherwise indicates, the references to “Boise Cascade,” the “Company,” “we,” “our,” or “us” refer to Boise Cascade Company.
Our proxy statement and 2023 Annual Report are available at www.proxyvote.com as set forth on page 66. The proxy materials, including this proxy statement and form of proxy, are first being distributed and made available to shareholders on or about March 21, 2024.

Purpose and Strategy

Boise Cascade’s strategy is to continue to grow as a premier integrated manufacturing and wholesale distribution company for building products. As a leading manufacturer and distributor of building materials, we bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. At Boise Cascade, we truly care about relationships with our employees, customers, suppliers, shareholders, and the communities where we operate. We approach the way we do business with these core values:

INTEGRITY	SAFETY	RESPECT	PURSUIT OF EXCELLENCE
We are our word. Integrity goes beyond the lasting structural strength of our products. Integrity is our uncompromising commitment to do the right thing. We nurture long-term relationships every day, in everything that we do.

We each have the responsibility for our own safety and the safety of those around us, both at work and at home. Together, we strive to create an injury-free environment by identifying risks, eliminating hazards, and requiring safe behaviors.

We cultivate a climate of mutual respect, camaraderie, and teamwork. We welcome diverse backgrounds, views, and skills because we believe it results in stronger teams, inspired solutions, and greater agility as an organization.
We are committed to the continuous improvement of people, processes, and the quality of products that we deliver. We apply best practices in our environmental management and forest stewardship. We all have the autonomy to apply our knowledge and experience to solve problems, make decisions, and implement new ideas to drive sustainable results.
Boise Cascade Company   2024 Proxy Statement | 1

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executing Our Strategy
Our strategy focuses on the “critical few” deliverables over the next two to five years to provide clarity and focus on our goals and adopt a common language around our collective opportunities ahead. Specifically, we intend to continue to:
1	2	3	4
Increase our earnings and the stability of our earnings by growing our market position in EWP and expanding our distribution capabilities.	Leverage our integrated business model and superior access to the market for our Wood Products’ segment through our BMD segment.	Drive operational excellence by improving veneer self-sufficiency, data-driven process improvement programs, and highly efficient logistics systems.	Accelerate the pace of innovation, digital technology, and DEI.
2023 Business Highlights

In 2023, we navigated capital equipment supply chain constraints, labor challenges, and weather events, by fully leveraging our values and the resilience of our employees. Despite those challenges, we successfully executed our strategy and were able to:
Deliver strong earnings in both our Wood Products and BMD segments

Continue growth and expansion of our BMD door and millwork capabilities

Distribute $8.00 per share in special dividends and increase our quarterly dividend in September by 33%

Deliver visible progress on our goals around DEI, including the implementation of six business inclusion groups for Company employees

Continue innovation through active product development opportunities, including development of new products for commercial construction applications in our Wood Products segment, and use of data-driven technologies to increase the quality of decision making at all levels in our BMD segment

Continue innovation through digital technology using our human capital management (HCM) system for core human resource functions, expanding our learning management system, and enhancing compensation processes

In our Wood Products segment, we:
●
Added, replaced, or upgraded EWP manufacturing equipment at our Florien, Oakdale, and Alexandria, Louisiana, and White City, Oregon, mills.

●
Further, we continued the integration of the Havana, Florida and Chapman, Alabama mills to further solidify our EWP market position, and in 2024, will continue that pursuit, in part, with additional capital investments at our Oakdale, Louisiana, Thorsby (EWP) and Chapman, Alabama mills.

In our BMD segment, we:
●
Acquired Brockway-Smith Company (BROSCO®), and its door and millwork distribution facilities in Hatfield, Massachusetts and Portland, Maine,

●
Developed a new distribution facility in Marion, Ohio,

●
Established two new door and millwork start-up facilities in Kansas City, Missouri and Denver, Colorado, and

●
Purchased properties to relocate Pompano, Florida and Lathrop, California distribution facilities to West Palm Beach, Florida and Modesto, California, respectively.

2 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Ready to Respond to Market Changes and Well-Positioned for Continued Growth

Within new residential construction, the recent reduction in mortgage rates and potential for future rate reductions has created optimism that single-family starts will reflect year-over-year growth in 2024; however, multi-family starts may pull back from recent record highs and repair-and-remodel is anticipated to remain robust compared to history though is projected for mid-single digit percentage declines. As market conditions dictate, we will adjust our business where needed and continue to seek ways to control expenses and variable costs without sacrificing the high service levels expected by our supplier and customer partners. In addition, given our favorable long-term outlook for the demand fundamentals that drive our business, we will continue to make investments to grow our Company and enhance the workplace experience to retain and attract talented employees. In 2024, we plan to continue executing our strategy and creating attractive returns on capital by:
●
Expanding and upgrading our EWP manufacturing capabilities

●
Pursuing organic growth opportunities and in-fill opportunities in strategic locations across the country for our distribution business

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Continuing our growth in millwork and door assembly capabilities

●
Continuing to improve our competitiveness through operational excellence

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Using our Boise Improvement Cycle (BIC) process and business optimization group to continue to (i) increase productivity, (ii) increase equipment efficiency, and (iii) lower our costs of manufacturing

2024 Annual Meeting Information
DATE AND TIME May 2, 2024 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online annual meeting, please visit: www.virtualshareholdermeeting.com/BCC2024
RECORD DATE March 4, 2024
  ADMISSION
Only holders of record of the Company’s common stock as of the record date will be entitled to notice and to vote.
Please note that you will need the 12-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you receive paper copies of your proxy materials, on your proxy card in order to access the annual meeting.

This year’s annual meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a shareholder as of the close of business on March 4, 2024, or if you hold a valid proxy for the annual meeting. You will be able to participate in the annual meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/BCC2024.
Shareholders will be able to participate in our virtual annual meeting as if at an in-person meeting. During the live Q&A session of the meeting, members of our executive leadership team and our Board chair will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all shareholders, the Board chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/BCC2024.

Boise Cascade Company   2024 Proxy Statement | 3

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the meeting or during the meeting, please call the phone number provided on the virtual meeting login page.

Voting Matters

PROPOSAL 1		PROPOSAL 2		PROPOSAL 3
ELECTION OF DIRECTORS		APPROVAL, ON ADVISORY BASIS, OF EXECUTIVE COMPENSATION		RATIFICATION OF THE APPOINTMENT OF AUDITORS
BOARD RECOMMENDATION	FOR each nominee	BOARD RECOMMENDATION	FOR	BOARD RECOMMENDATION	FOR
Proposal		Page Reference	Vote Requirement	Broker Discretionary Voting Allowed?	Effect of Abstentions	Effect of Broker Non-Vote
1	Election of Directors	page 11	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
2	Approval, on an advisory basis, of Executive Compensation	page 35	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
3	Ratification of Independent Registered Public Accounting Firm	page 60	Majority of votes present and entitled to vote	Yes	Counted as vote AGAINST	N/A
Directors
All Directors are standing for election for a one-year term, except Mack Hogans, who will retire from the Board immediately before the 2024 annual meeting in accordance with our director retirement policy. In connection with Mr. Hogans’ retirement, the size of the Board will be reduced to 11 members. Upon his reelection to the Board, Mr. Hannah will become the Lead Independent Director effective May 2, 2024.
The following tables provide summary information about each of the current Directors. Our Board recommends a FOR vote for each Director because it believes each is qualified to serve as a Director and has made and will continue to make positive contributions to the Board. For information on our Director competencies and demographics, please see the Director Skills Matrix on page 11.

4 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The following table shows Board and committee memberships effective as of March 21, 2024:
				Committee Memberships
Director Name and Occupation	Age	Director Since	Independent	Audit(1)	Compensation	Corporate Governance and Nominating	Other Current Public Company Boards
Thomas Carlile Retired Chief Executive Officer, Boise Cascade Company	72	2013					—
Steven Cooper Chief Executive Officer, TrueBlue, Inc.	61	2015		M			—
Craig Dawson President and Chief Executive Officer, Retail Lockbox, Inc.	61	2022		M			—
Karen Gowland Retired Senior Vice President, General Counsel and Corporate Secretary, Boise Inc.	65	2014			M	M	—
David Hannah Retired Chief Executive Officer, Executive Chair, Reliance Steel & Aluminum Co.	72	2014			M	M	—
Mack Hogans Retired Senior Vice President Corporate Affairs, Weyerhaeuser Co.	75	2014				C	—
Amy Humphreys Former President, Chief Executive Officer, Bristol Bay Seafoods Investments	57	2022		M			—
Nate Jorgensen Chief Executive Officer, Boise Cascade Company	59	2020					IDACORP, Inc., and its primary subsidiary Idaho Power Company
Kristopher Matula Retired President, Chief Operating Officer, Buckeye Technologies Inc.	61	2014			C	M	—
Duane McDougall Retired President and Chief Executive Officer, Willamette Industries, inc.	72	2013		C		M	—
Christopher McGowan General Partner CJM Ventures, LLC/OPTO Holdings, L.P.	52	2013		M	M		—
Sue Taylor Retired Chief Information Officer, Bill and Melinda Gates Foundation	66	2019		M	M		—
Number of Meetings in 2023		Board — 11		4	5	4
C	COMMITTEE CHAIR	M	COMMITTEE MEMBER	CHAIR OF THE BOARD	LEAD INDEPENDENT DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT
Boise Cascade Company   2024 Proxy Statement | 5

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The following table shows Board and committee memberships effective as of May 2, 2024 upon reelection of the Director nominees to the Board:
				Committee Memberships
Director Name and Occupation	Age	Director Since	Independent	Audit(1)	Compensation	Corporate Governance and Nominating	Other Current Public Company Boards
Thomas Carlile Retired Chief Executive Officer, Boise Cascade Company	72	2013					—
Steven Cooper Retired Chief Executive Officer, TrueBlue, Inc.	61	2015		M		M	—
Craig Dawson President and Chief Executive Officer, Retail Lockbox, Inc.	61	2022		M	M		—
Karen Gowland Retired Senior Vice President, General Counsel and Corporate Secretary, Boise Inc.	65	2014			M	C	—
David Hannah Retired Chief Executive Officer, Executive Chair, Reliance Steel & Aluminum Co.	72	2014				M	—
Amy Humphreys Former President, Chief Executive Officer, Bristol Bay Seafoods Investments	57	2022		M	M		—
Nate Jorgensen Chief Executive Officer, Boise Cascade Company	59	2020					IDACORP, Inc., and its primary subsidiary Idaho Power Company
Kristopher Matula Retired President, Chief Operating Officer, Buckeye Technologies Inc.	61	2014			C	M	—
Duane McDougall Retired President and Chief Executive Officer, Willamette Industries, inc.	72	2013		C		M	—
Christopher McGowan General Partner CJM Ventures, LLC/OPTO Holdings, L.P.	52	2013			M	M	—
Sue Taylor Retired Chief Information Officer, Bill and Melinda Gates Foundation	66	2019		M	M		—
C	COMMITTEE CHAIR	M	COMMITTEE MEMBER	CHAIR OF THE BOARD	LEAD INDEPENDENT DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT

(1)
Messrs. Cooper, McDougall, and McGowan, and Ms. Humphreys are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the Securities Act.

6 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board Attributes(1)

36% OVERALL BOARD DIVERSITY

Gender Diversity
3
27%
female
8
Racial/Ethnic Diversity
2
18%
diverse
9
Independence
1
91%
independent
10
Age
70s
3
3
50s
63.5
years
average
5
60s
Tenure
>10 years
3
4
1-5 years
7.7
years
average
4
6-10 years

(1)
As of May 2, 2024 upon reelection of the Director nominees to the Board

Boise Cascade Company   2024 Proxy Statement | 7

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Select Performance Highlights
2023 Business Highlights

●
Our Wood Products segment:

>
added random stacking equipment at our Florien, Louisiana (plywood) and White City, Oregon (veneer) mills

>
replaced components of one of the two lathes and the green end power distribution center equipment at our Oakdale, Louisiana mill

>
upgraded the I-joist line at our Alexandria, Louisiana mill

●
Our Wood Products segment also continued the integration of the Havana, Florida and Chapman, Alabama mills we acquired in 2022 to further solidify our EWP market position, and in 2024, will continue that pursuit, in part, with capital equipment investments by:

>
the upgrade and redesign of the log utilization center, a new veneer dryer and press, and modification of an existing dryer at our Oakdale, Louisiana mill

>
the addition of I-joist production capabilities at our Thorsby, Alabama (EWP) mill

>
the conversion of a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama (plywood) mill

●
Our BMD segment continued pursuing its strategy to enlarge its footprint to better serve and support its customers by:

>
acquiring Brockway-Smith Company (BROSCO®), and its door and millwork distribution facilities in Hatfield, Massachusetts and Portland, Maine

>
developing a new distribution facility in Marion, Ohio

>
establishing two door and millwork start-up facilities in Kansas City, Missouri and Denver, Colorado

>
purchasing properties to relocate Pompano, Florida and Lathrop, California distribution facilities to West Palm Beach, Florida and Modesto, California, respectively

●
The Company issued two special dividends totaling $8.00 per share in the second and fourth quarters and increased the quarterly dividend in September by 33%, returning $352.9 million to shareholders through quarterly and special dividends, and the repurchase of 75,678 shares of our common stock

● We delivered visible progress on our goals around DEI, including the implementation of six business inclusion groups for Company employees

●
We continued innovation through active product development opportunities, including:

>
development of new products for commercial construction applications in our Wood Products segment

>
use of data-driven technologies to increase the value of decision making at all levels in our BMD segment

● We continued innovation through digital technology: > using our HCM system for core human resource functions > expanding our learning management system > enhancing compensation processes

●
We continued the improvement of our safety programs across our business, including:

>
upgrading existing safety program technologies

>
implementing artificial intelligence-based data gathering technologies

>
continuing our emphasis on increasing face-to-face safety coaching in our manufacturing and distribution facilities

>
Each of the leadership teams for both business segments continue their commitment to making Boise Cascade a place where “Nobody Gets Hurt”

8 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executive Compensation Highlights
We provide highlights of our executive compensation program below. It is important to review the Compensation Discussion & Analysis (CD&A) and compensation tables in this proxy statement for a complete understanding of our compensation program and philosophy (page 36).
We generally target compensation at the 50th percentile of comparable market compensation data, with actual compensation amounts taking into account each person’s role, performance, contributions to the Company’s success, level of experience, and other distinguishing characteristics.

We provide at-risk performance-based pay opportunities in the form of short-term and long-term incentives.

Our chief executive officer’s total compensation is 52% at-risk, while our other named executive officers’ (NEO) total compensation is an average 47% at-risk.

Short-term and long-term incentives comprise a significant portion of each NEO’s total compensation opportunity and are designed to motivate and reward our NEOs for growing the Company and maximizing long-term shareholder value.

Long-term performance is the most important measure of our success because we manage our operations and business affairs for the long-term benefit of our shareholders.

For 2023, our NEOs received long-term equity incentive compensation opportunities in a combination of Performance Stock Units (PSUs) and Restricted Stock Units (RSUs).

We have separate clawback policies that provide for the recovery of short-term and long-term incentive-based compensation from officers. Our clawback policies permits us to claw back incentive-based compensation (i) if, as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) if an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) if an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement.

Our clawback policy adopted in 2023 pursuant to Rule 10D-1 of the Exchange Act requires us to claw back incentive compensation received on or after October 2, 2023 that was calculated based on financial results that were subsquently restated and the award received would have been lower if based on the restated results.
Our annual incentive compensation opportunities are tied to the achievement of corporate goals and, in some cases, business segment financial goals.

Our Insider Trading Policy prohibits all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transaction to lock in the value of any of our securities they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities.

Say on Pay

Over the past five years, our shareholders have shown strong support for our executive compensation program with annual vote results of over an average of 97% from 2019 to 2023. Our compensation committee continues to examine our executive compensation program to ensure alignment between our executives and the long-term interests of our shareholders.
We ask that our shareholders approve, on an advisory basis, the compensation of our NEOs as further described in Proposal No. 2 (page 35).

2023 Key Compensation Actions and Decisions

2023 PSUs under our long-term equity-based incentive plan (LTIP) under our 2016 Boise Cascade Omnibus Incentive Plan (2016 Incentive Plan)
were earned above target based on solid execution of our business strategy and strong market conditions yielding 200% of target payout based

Boise Cascade Company   2024 Proxy Statement | 9

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
on ROIC(1) measures.(2) These awards were granted in March 2023, performance against target ROIC was determined in February 2024, and the earned shares will be distributed in March 2026, three years from the grant date. The Company believes the long-term holding period for these shares aligns management with long-term shareholder value.

(1)
ROIC is defined as Net Operating Profit After Taxes (NOPAT) divided by average invested capital (based on a rolling thirteen-month average). We define NOPAT as net income plus after-tax finance expense. Invested capital is defined as total assets plus capitalized lease expense, less current liabilities, excluding short-term debt. In 2023, the compensation committee changed the definition of ROIC to exclude cash and cash equivalents from average invested capital.

(2)
For more specifics on the compensation committee’s goal-setting process, see page 31.

Corporate Governance Practices and Highlights
Board Structure	Board Composition
Over 90% of Directors are independent

100% independent audit, compensation, and corporate governance and nominating committee members

Lead Independent Director with robust and defined responsibilities

Board access to senior management and independent advisors

Executive sessions of independent Directors at least twice per year at regular Board meetings

30% gender diversity among independent Directors, with over 27% gender diversity among all Directors

20% racial/ethnic diversity among independent Directors, with over 18% racial/ethnic diversity among all Directors

Of the newest three independent members of the Board, two are women and two are people of color

The chair of the corporate governance and nominating committee upon her reelection on May 2, 2024 is a woman

Shareholder Rights and Engagement	Policies and Practices
Annual election of all Directors Majority vote standard in uncontested Director elections Shareholder outreach program No shareholder rights plan Annual advisory vote on NEO compensation
Clawback, anti-hedging, and anti-pledging policies

Annual Board, Board chair, committee, and individual Director evaluation processes and review of management

Robust stock ownership guidelines:

Overboarding policy

Mandatory Director retirement age of 75

Code of Ethics for Directors, officers, and employees

Ratification of Independent Registered Accounting Firm
We are asking our shareholders to ratify the appointment of KPMG as our independent auditor for the year ending December 31, 2024 (page 60).
10 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board recommends shareholders vote FOR all of our Directors.
All Directors are nominated for election at our 2024 annual meeting for a one-year term.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. For 2024, our Directors are running unopposed. Therefore, to be elected to our Board in 2024, each Director must receive an affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.
The Directors have confirmed their availability for election. If any of the Directors becomes unavailable to serve as a Director for any reason prior to the annual meeting, our Board may substitute another person as a Director. In that case, if a shareholder has voted for the original Director, those shares will be voted FOR the substitute Director.
Additional information follows for the Directors, particularly concerning their business experience and qualifications, as well as attributes and skills that led our Board to conclude that they should serve as a Director.

Director Skills Matrix

Provided below in a Board Skills Matrix is a summary of each Director’s skills and experience as well as gender and racial/ethnic diversity information. The skills categories included in the matrix are tied to the Company’s strategic goals, and the intent of the matrix is that the Directors collectively possess qualities that facilitate effective oversight of the Company’s strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of Directors; a Director with more focused experience could nonetheless contribute broadly and effectively.
The chart below identifies the principal skills and any gender and racial/ethnic diversity characteristics that the corporate governance and nominating committee considered for each Director when evaluating the Director’s experience and qualifications to serve as a Director. Each mark indicates a strength or diversity characteristic that was self-selected by each Director. Additional information about the Director’s background and business experience is provided below in the biographical information.

Boise Cascade Company   2024 Proxy Statement | 11

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	CARLILE	COOPER	DAWSON	GOWLAND	HANNAH	HUMPHREYS	JORGENSEN	MATULA	MCDOUGALL	MCGOWAN	TAYLOR	TOTAL
Accounting/Financial	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Accounting and financial reporting experience are important to accurately and transparently measure and report financial and operating performance, ensure compliance with applicable law and assess financial merits of strategic opportunities.

Industry Experience and Supply Chain	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	9
Industry experience helps inform our views on markets and economics, technology, supply chain, compliance, manufacturing, and distribution.
IT/Cyber Security/Digital Business	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	3
Innovation and technology experience is important in overseeing the business in changing markets and physical and cyber threats.
Mergers/Acquisitions/Divestitures	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Knowledge of mergers, acquisitions and divestitures helps guide our strategic initiative for growth.
Former/Current C-Suite Officer and/or Public Company Board Service	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
CEO/executive management leadership skills and public company board service are important to gain a practical understanding of organizations, corporate governance and ethics, and strategic planning.
Legal/Regulatory	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	4
Government, public policy and regulatory insights, including environmental compliance and regulation, are important to help shape policy initiatives for the benefit of our employees, customers, and shareholders.

HR/Compensation	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	9
Human capital management and executive compensation knowledge and experience help the Company recruit, retain, and develop key talent essential to Company operations.
Corporate Governance/Ethics	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Understanding of corporate governance and ethics provides reinforcement of the Company’s values and ethics and overall governance framework, including its ESG strategies.
12 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	CARLILE	COOPER	DAWSON	GOWLAND	HANNAH	HUMPHREYS	JORGENSEN	MATULA	MCDOUGALL	MCGOWAN	TAYLOR	TOTAL
Gender	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	3
Race/Ethnicity	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	2
Directors
THOMAS CARLILE	Board chair and independent director since March 2015
Independent director since our IPO in February 2013
Age 72 Committees(1) ● None Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Company
●
chief executive officer (2009 until his retirement in 2015)

●
executive vice president and chief financial officer (February 2008 to August 2009, following the divestiture of our paper and packaging businesses)

●
senior vice president and chief financial officer (October 2004 to January 2008)

Prior Board Service
●
IDACORP, Inc. and its primary subsidiary Idaho Power Company (2014 to 2023)

●
Boise Cascade Holdings, L.L.C., our former parent company (August 2009 until its dissolution in September 2014)

Qualifications
Mr. Carlile’s position as our former chief executive officer, and his over four decades experience with the Company and its predecessors allows him to advise the Board on operational and industry matters affecting the Company.

STEVEN COOPER	Independent director since 2015
Age 61 Committees(1) ● Audit ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
TrueBlue, Inc., a New York Stock Exchange listed industrial staffing company based in Tacoma, Washington
●
chief executive officer (2006 to 2018; and June 2022 to September 2023)

●
joined the company in 1999

Arthur Andersen, Albertsons, and Deloitte
●
held various professional positions

Prior Board Service
●
TrueBlue, Inc. (director from 2006 to September 2023 and chair of the board from January 2019 to September 2023)

Qualifications
Mr. Cooper’s experience as a chief executive officer and as a director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides strong accounting and financial expertise and experience in workforce management to our Board.

Boise Cascade Company   2024 Proxy Statement | 13

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
CRAIG DAWSON	Independent director since 2022
Age 61 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Retail Lockbox, Inc., an industry leader in remittance processing, credit card payments, and document management services, headquartered in Seattle, Washington
●
founder, chief executive officer and president (1994 to present)

Federal Reserve Bank of San Francisco
●
chair, Seattle Branch (2020 to 2021)

●
board member (2015 to 2021)

Unisys Corporation, a publicly traded, international provider of computer and systems solutions
●
held a number of senior sales positions (1985 to 1994)

Qualifications Mr. Dawson’s experience as a chief executive officer allows him to provide vision-setting and strategic direction to our Board.
KAREN GOWLAND	Independent director since 2014
Age 65 Committees(1) ● Compensation ● Corporate Governance & Nominating (Chair), upon her reelection to the Board Other Current Public Company Directorships ● None
Biographical Information
During her 30 years in the forest products industry, Ms. Gowland held various legal and compliance positions, which included over 15 years of experience as a corporate secretary for various public and private entities in the forest products industry.
Boise Inc., a manufacturer of packaging and paper products
●
senior vice president, general counsel, and corporate secretary (August 2010 until its acquisition by Packaging Corporation of America in late 2013 and her retirement in March 2014)

●
vice president, general counsel, and secretary (February 2008 to July 2010)

Boise Cascade Holdings, L.L.C.
●
vice president, general counsel, and corporate secretary (October 2004 to February 2008)

Qualifications Ms. Gowland has relevant industry and company experience and provides strong corporate governance and compliance skills to our Board.
14 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
DAVID HANNAH	Independent director since 2014
Lead independent director upon his reelection to the Board
Age 72 Committees(1) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Reliance Steel & Aluminum Co., a New York Stock Exchange listed operator of metals service centers
●
chief executive officer and executive chair (1999 until his retirement in August 2016)

●
served in various roles of increasing responsibility (1981 to 1999)

Ernst & Whinney, a predecessor firm to Ernst & Young, LLP
●
held various professional positions

Mr. Hannah is a certified public accountant.

Qualifications
Mr. Hannah’s experience as a chief executive officer of a major distribution company allows him to provide valuable insight on operational and industry issues. He also provides strong accounting and financial expertise to our Board.

AMY HUMPHREYS	Independent director since 2022
Age 57 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Ms. Humphreys has 25 years of experience in manufacturing, commodities, global marketing, and distribution, during which she has held executive leadership roles.
Bristol Bay Seafood Investments
●
president and chief executive officer (January 2020 to March 2021)

Darigold, a Pacific Northwest dairy cooperative
●
chief financial officer (May 2015 to November 2018)

Prior Board Service
Served on multiple boards in various roles, including:
●
Philly Shipyard ASA, a public company listed on the Oslo Stock Exchange (2010 to April 2022)

●
Red Lion Hotels Corporation, a New York Stock Exchange listed company (2018 to 2020)

Qualifications
Ms. Humphreys brings experience in strategic leadership, business development, financial management, capital structure strategies, and commodity and enterprise risk management to our Board.

Boise Cascade Company   2024 Proxy Statement | 15

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
NATE JORGENSEN	CEO | non-independent director since 2020
Age 59 Committees(1) ● None Other Public Company Directorships ● IDACORP, Inc. and its primary subsidiary Idaho Power Company (2023 to present)
Biographical Information
Boise Cascade Company
●
chief executive officer (March 6, 2020 to present)

●
chief operating officer (January 2019 to March 2020)

●
senior vice president of engineered wood products, Wood Products segment (2017 to 2019)

●
joined the company in 2015

Weyerhaeuser Company, a New York Stock Exchange listed timberlands and wood products company
●
vice president of its distribution business

Qualifications
Mr. Jorgensen has over 30 years of industry experience in manufacturing and distribution. As chief executive officer, he is also able to provide valuable insight on the Company, as well as operational and financial information that is critical to Board discussions.

KRISTOPHER MATULA	Independent director since 2014
Age 61 Committees(1) ● Compensation (Chair) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Mr. Matula is currently a private consultant.
Buckeye Technologies, Inc., a publicly traded producer of cellulose-based specialty products, acquired by Georgia-Pacific in 2013
Served in various positions (1994 until his retirement in 2012), including:
●
president, chief operating officer, and a director

●
chief financial officer

●
head of the nonwovens business

Procter & Gamble Company
●
held various professional positions

Qualifications
Mr. Matula’s experience as president, chief operating officer, and director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides relevant industry experience and strong corporate governance and compliance skills to our Board.

16 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
DUANE MCDOUGALL	Independent director since 2013
Age 72 Committees(1) ● Audit (Chair) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Holdings, L.L.C., our former parent company
●
chief executive officer (December 2008 to August 2009)

Willamette Industries, an international paper and forest products company
●
president and chief executive officer (until its sale in 2002)

●
held numerous operating and finance positions with increasing responsibilities over 23 years

Prior Board Service
●
StanCorp Financial Group, Inc., a publicly traded company until 2016 (2009 to 2023)

●
The Greenbrier Companies, Inc. (2003 to January 2022)

●
Boise Cascade Company (December 2008 to 2013), becoming director and Board chair in February 2013 in connection with our initial public offering

●
Boise Cascade Holdings, L.L.C., our former parent company (2005 to 2013)

Qualifications
Mr. McDougall’s experience as a chief executive officer of a major forest products company allows him to provide our Board with valuable insight on operational and industry issues. He also provides strong accounting and financial expertise to our Board.

CHRISTOPHER MCGOWAN	Independent director since our IPO in February 2013
Age 52 Committees(1) ● Compensation ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
CJM Ventures, L.L.C. and OPTO Holdings, L.P. (d/b/a OPTO International, Inc.)
●
general partner (September 2011 to present)

The University of Chicago Booth School of Business
●
adjunct professor, investor in residence and faculty adviser (2012 to present)

Cedar Capital, LLC, a registered investment adviser that operates registered investment companies
●
director (2012 to present)

Madison Dearborn Partners, L.L.C.
●
managing director, concentrating on investments in the basic industries sector (1999 to 2011)

Prior to joining Madison Dearborn:
●
private equity professional at AEA Investors, Inc.

●
investment banker in M&A at Morgan Stanley & Co. Incorporated

Prior Board Service
●
Boise Cascade Holdings, L.L.C., our former parent company (2004 to 2013)

Qualifications Mr. McGowan provides strong financial and governance skills to our Board.
Boise Cascade Company   2024 Proxy Statement | 17

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
SUE TAYLOR	Independent director since 2019
Age 66 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
The Bill and Melinda Gates Foundation, in Seattle, Washington
●
chief information officer (2016 until her retirement in July 2020)

Honeywell Automation and Control Solutions
●
vice president of the Applications and Project Management Office, where she delivered global integrated system platforms (2014 to 2016)

Intermec, which was acquired by Honeywell
●
chief information officer, where she led the company’s IT and enterprise business analytics department and headed integration and operational excellence for all IT systems when Intermec was acquired by Honeywell

Qualifications
Ms. Taylor’s experience as chief information officer allows her to provide insight on strategic and operational issues and valuable business knowledge, particularly as it relates to technology innovation, information security and controls, and implementation of enterprise-wide systems.

(1)
Committee memberships as of May 2, 2024, upon the Director nominees reelection to the Board.

Corporate Governance
Code of Ethics for Our Board

The Company Code of Ethics (Code of Ethics) applies to our Directors, officers, and employees. We have a toll-free reporting service available that permits employees to confidentially report violations of our Code of Ethics or other issues of significant concern via phone, text, or website.
If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of
Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics by posting the required information on our website.
You may view a copy of our Code of Ethics by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then click on the Code of Ethics link under Governance Documents to see our Code of Ethics.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines (Guidelines) to assist the Board in exercising its responsibilities. The Guidelines reflect our Board’s commitment to monitor the effectiveness of policy and decision-making, both at the Board and management levels. Our Board believes the Guidelines will enhance our ability to achieve our goals and long-term success and will assist us in increasing shareholder value. The Guidelines are in addition to and are not intended to change or interpret any federal or state law or regulation, including the Delaware General Corporation Law, our Certificate of Incorporation or
bylaws, or the rules of the New York Stock Exchange (NYSE). Our Board may modify the Guidelines from time to time at the recommendation of the corporate governance and nominating committee and as deemed appropriate by our Board.
You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents to see our Guidelines.

18 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Director Independence

Our Directors believe board independence is important and is key for the Board to function properly, allowing it to provide appropriate oversight and maintain managerial accountability.
We list our common stock on the NYSE. The NYSE rules require that a majority of our Directors be independent from management and that all members of our Board committees be independent. For a Director to be independent under the NYSE’s rules, our Board must determine affirmatively that he or she has no material relationship with the Company. Additionally, he or she cannot violate any of the bright line independence tests set forth in the NYSE listing rules that would prevent our Board from determining that he or she is independent. These rules contain heightened independence tests for members of our audit and compensation committees. Our Board will broadly consider all relevant facts and circumstances to determine the independence of any Director in accordance with the NYSE listing rules.
Our Board has determined that all Directors except Mr. Jorgensen are independent directors as defined under the NYSE’s listing rules. These Directors constitute a majority of our Directors and represent all of our committee members.
Additionally, our Board has determined that (i) each member of the audit committee meets the heightened independence standards for audit committee service under the NYSE listing rules and Rule 10A-3 under the Exchange Act; and (ii) each member of the compensation committee meets the heightened independence standards for compensation committee service under the NYSE listing rules and Rule 10C-1 under the Exchange Act. Further, because Mr. Carlile is a past chief executive officer of the Company, our Board appointed Mr. Hannah as its lead independent director upon his reelection to the Board.
Our Board and its committees can retain, at their sole discretion and at our expense, independent financial, legal, compensation, or other advisors to represent the independent interests of our Board or its committees.

Related-Person Transactions

Family Relationships
No family relationships exist between any of our Directors and executive officers.
Affiliated-Company Transactions
There were no affiliated-company or related person transactions in 2023.
Policies and Procedures for Related-Person Transactions
Our written policy regarding transactions with related persons requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate such information to our audit committee or another independent body of our Board. No related-person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our Board. It is our policy that Directors recuse themselves from any discussion or decision affecting their personal, business, or professional interests. Our policy does not specify the standards to be applied by our audit committee or another independent body of our Board in determining whether to approve or ratify a related-person transaction.

Boise Cascade Company   2024 Proxy Statement | 19

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Role of Compensation Consultant

The compensation committee continued to retain Frederic W. Cook & Co., Inc. (FW Cook) as its independent compensation consultant to assist the committee in discharging its responsibilities. In connection with retaining FW Cook, the compensation committee considered that FW Cook does not provide any other services to the Company or management and determined that there was no conflict of interest according to the factors the compensation committee determined to be relevant, including the independence factors enumerated by the NYSE.

Role of Board in Our Risk Management Processes

Our Board oversees the risk management activities designed and implemented by our management. The Board executes its oversight responsibility for risk management both directly and through its committees. Through our annual enterprise risk management review, the Board also considers specific risk topics, including risks associated with our strategic plan, business operations, cybersecurity, environmental, social and governance (ESG) matters, HCM (including recruitment, retention of talent, and culture), recoupment of officer compensation based on our clawback policies, and capital structure. In addition, the Board receives regular detailed reports from our senior management and other personnel, including assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.
Our Board delegates to the audit committee oversight of our risk management process. Our other committees also consider and address risks related to their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to a material or enterprise-level risk.
Our internal audit department annually develops a risk-based audit plan that is reviewed with the audit committee, along with the results of internal audit reviews and activities. The internal audit department also maintains a high-level assessment of risks and controls for key operations, functions, processes, applications, and systems within the Company. The audit committee meets quarterly with our chief financial officer, senior finance director, and our directors of internal audit and financial reporting. The audit committee also meets quarterly with our director of information technology (IT) and our senior director of privacy to discuss security and privacy as it relates to our data systems and data privacy. We have in place a number of independent assurance activities responsible for assessing whether our risk response activities are in place and working effectively, including, but not limited to, data security, data privacy, environmental, and safety audits.
Information Security
The Board and the audit committee engage with management on a quarterly basis regarding our IT environment, including data security and data privacy, and our Wood Products segment’s industrial control systems (ICS) of its manufacturing equipment. The Company’s IT security and data privacy processes are based upon the Control Objectives for Information and Related Technology (COBIT) framework. Our IT, data privacy, and internal audit teams have individuals who have achieved Certified Governance of Enterprise IT (CGEIT), Certified Data Privacy Solutions Engineer (CDPSE), Certified Information Privacy Manager (CIPM), and Certified Information Systems Auditor (CISA) professional certifications. Continual focus on data breach response readiness by implementing activities such as tabletop exercises is a key initiative for the IT security and data privacy teams. KPMG annually audits our IT general controls to assess our internal control environment and the reliability of information flowing into our financial reporting. In addition, we engage a qualified third party to perform an annual penetration test as part of our ongoing assessment of our IT perimeter security and intrusion detection capabilities. The penetration test organization employs experts with the Certified Information Systems Security Professional (CISSP), Certified Information Security Manager (CISM), and GIAC certified penetration tester (GPEN) professional designations. For more information concerning our information security, please refer to Item 1C. Cybersecurity of the Company’s Form 10-K filed on February 20, 2024.

20 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Risk Analysis of Employee Compensation Policies and Practices

The compensation committee, with recommendations from management, reviewed our compensation philosophy for our employees and determined that it does not induce our employees to take unacceptable levels of business risk for the purpose of increasing their incentive plan awards at the expense of shareholder interests. Some of the considerations in making this determination were:
None of our businesses presents a high-risk profile because our businesses compete in markets with a high degree of transparency on pricing and costs, as well as clearly defined revenue recognition accounting principles

Our incentive pay structure rewards performance in both the short-term and long-term (i.e., short-term incentives are not paid at the expense of long-term shareholder value)

Our incentive pay program has minimum and maximum targets designed to take into account short-term and long-term affordability measures, with payments capped at the maximum target

The compensation committee reserves the right to reduce or eliminate any awards, at its discretion, with respect to our incentive pay programs

For LTIP and cash-based short-term incentive plan (STIP) awards received by an NEO, our clawback policy allows us to claw back any or all the LTIP or STIP awards received by an officer where the amount of the award was calculated based upon financial results that were subsequently affected by a restatement of the Company’s financial statements and the award received would have been lower had the financial results been properly calculated when reported, and/or where an award was predicted upon achieving financial results that were subsequently determined to be due to a fraudulent act by the officer. In 2023, we also adopted a clawback policy that permits the recovery of incentive compensation during a three-year recovery period if an individual covered by the policy engaged in misconduct, even if such misconduct does not result in a financial restatement
Effective October 2, 2023, we adopted a clawback policy for our LTIP and our STIP pursuant to Rule 10D-1 of the Exchange Act that requires clawback of any or all awards received by an NEO where the amount of award was calculated based upon the financial results that were subsequently affected by a restatement of the Company’s financial statements and the award received would have been lower had the financial results been properly calculated when reported

Our executive compensation program does not encourage our management to take unreasonable risks relating to the business

Pursuant to the Company’s Insider Trading Policy, we prohibit all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transactions to lock in the value of any of our securities that they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities

Director Selection Process

Our corporate governance and nominating committee is responsible for, among other matters:
●
Identifying individuals qualified to become Directors, consistent with criteria approved by our Board

●
Recommending to our Board a slate of Directors for election at the annual meeting of shareholders

●
Recommending to our Board persons to fill Board and committee vacancies

Through this process, members of the corporate governance and nominating committee consult with our Board chair and lead independent director and accept nominee recommendations from other Directors and/or shareholders in accordance with the terms of our Certificate of Incorporation and bylaws. The invitation to join our Board is extended by our Board through our Board chair and lead independent director.
Suitability of Candidates
In evaluating the suitability of candidates, in addition to our ongoing and emerging business needs, our Board and corporate governance and nominating committee consider many factors, including a candidate’s:

Boise Cascade Company   2024 Proxy Statement | 21

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
●
Experience as a senior officer in a public company, substantial private company experience, or other comparable experience

●
Experience as a director of a public company

●
Breadth of knowledge about issues affecting the Company and/or its industry

●
Expertise in finance, logistics, manufacturing, law, human resources, cybersecurity, technology and innovation, marketing or other areas that our Board determines are important areas of needed expertise

●
Personal attributes that include integrity and sound ethical character, absence of legal or regulatory impediments, absence of conflicts of interest, demonstrated track record of achievement, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to our Board and its committees, and willingness to assume board fiduciary responsibilities on behalf of all shareholders

The corporate governance and nominating committee is committed to a highly functioning Board where the composition is reflective of the long-term strategy of the business, and makes decisions primarily on the basis of skills, qualifications, and experience. Input from the Board, management, feedback from shareholders, and Board evaluation processes also help determine desired backgrounds and skills.
Consideration of Diversity in Nomination Process
As of the 2024 annual meeting, upon the reelection of all Director nominees to the Board, our Board will consist of eight men and three women with a rich mixture of educational, professional, and experiential diversity representing a wide range of perspectives to further enhance the effectiveness of its oversight role. As opportunities to appoint and nominate new directors become available, as the Board builds the slate of Director nominees, in addition to the factors set forth above, our Board recognizes the value of gender, racial, and ethnic diversity for Director recruitment to continue enriching our Board’s diverse perspectives to support the current and long-term needs of the Company.
Information regarding the skills and diversity of our Directors can be found in the Director Skills Matrix on page 11.
Shareholder Nominations for Directors
In accordance with our bylaws, the corporate governance and nominating committee will consider shareholder nominations for Directors (please refer to the Shareholder Proposals for Inclusion in Next Year’s Proxy Statement section in this proxy statement for related instructions, page 68). We did not receive any shareholder nominations or recommendations for a Director in connection with the 2024 annual meeting. Other than the procedures set forth in our bylaws, the corporate governance and nominating committee has not adopted formal policies regarding shareholder nominations for directors because the committee does not believe such policy is necessary for the consideration of shareholder nominations.

22 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board and Committee Self-Evaluations

1	2	3	4
WRITTEN SURVEYS	REVIEW OF RESPONSES	EXECUTIVE SESSION	ONE-ON-ONE DISCUSSIONS
completed by Directors, to assess effectiveness, in order to continually improve Board performance	by the Lead Independent Director and Board Chair, who provide an assessment to the Board	of Directors, chaired by the Lead Independent Director, to discuss results and proposed actions	with the Lead Independent Director and Board Chair with each Director as needed to discuss feedback
In December of each year, under the direction of the corporate governance and nominating committee, our Directors complete written surveys to evaluate and assess the overall effectiveness of our Board, its committees, and each Director. The purpose of the Board, committee(s), and individual Director surveys is to continually improve Board performance. Our lead independent director and our Board chair review the Directors’ responses and provide the individual Directors, the corporate governance and nominating committee, and the Board with an assessment of the performance of the
Board and its committees. The Directors then discuss the results and proposed actions for improvement or change in an executive session chaired by our lead independent director. The lead independent director and Board chair also have one-on-one discussions as necessary with each Director about the feedback received. Through this process, the Board and management work together to refine the meeting materials and topics covered with the Board to educate new members and highlight certain strategic projects.

Director Time Commitment Policy

The Board believes that wider perspectives and best practices learned by Directors serving in other public directorships must be balanced against the time commitment that service on boards entails. Therefore, our Guidelines include a policy whereby our non-employee Directors are limited to no more than three public boards, (in addition to the Board), and our chief executive officer to one additional public board. You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents to see our Guidelines.

Communications with Our Board

Shareholders and other interested parties may contact our Board, or any of its committees, non-management Directors or any individual Directors by writing to the lead independent director, at the address or email address shown below. All correspondence will be referred to the lead independent director, the Board chair, and our general counsel.
Boise Cascade Company Attention: Lead Independent Director c/o General Counsel 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Email:legaldepartment@bc.com
We have an email link to our Board on our website at www.bc.com/investors; select the Corporate Governance tab, then click on the Board of Directors link; scroll to the bottom of page for the Contact the Board email form.

Boise Cascade Company   2024 Proxy Statement | 23

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Shareholder Engagement

We believe engaging in active dialogue with our shareholders is important to our commitment to deliver sustainable, long-term value to our shareholders. In 2023, we continued our engagements with shareholders representing approximately 39.01% of our outstanding shares, which provided them opportunities to discuss various issues, including macro effects on our business, fundamental demand and supply chain, corporate governance, executive compensation, risk oversight, ESG, DEI, human capital, responsible forestry and environmental sustainability practices, and forest certification. Shareholder feedback is regularly reviewed and considered by the Board and is reflected in adjustments and enhancements to our policies and practices, including providing more sustainability disclosures on our website that are aligned with the guidelines of the Task Force on Climate-Related Financial Disclosures (TCFD) and Sustainability Accounting Standards Board (SASB).

24 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
ESG Governance, Environmental Sustainability, and Human Capital Management

ESG Governance
The corporate governance and nominating committee is primarily responsible for ESG matters, but similar to risk oversight, the Board participates in the process and oversight of ESG strategy. At each meeting, management updates the corporate governance and nominating committee, and the Directors provide guidance on current ESG topics, including climate, HCM, DEI, and other similar issues that impact the Company. On an annual basis, the corporate governance and nominating committee is provided with a more in-depth review of ESG topics by either management or a third-party consultant.
Our Board supports an approach to sustainability and ESG matters that is embedded in our Company purpose to bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. We are a business built on relationships. Our core values guide our actions, unite our employees, and define our brand. We care about relationships with our employees, customers, suppliers, shareholders, and the communities where we live and operate. We strive to create a diverse and inclusive workplace environment as a way of living our core values of Respect and Pursuit of Excellence where we embrace the power of our differences. We are committed to fostering an inclusive culture that celebrates diversity and creates connection where everyone feels seen, heard, and valued. We further believe it is our responsibility as an employer and community leader to have a positive influence in the communities where we live and operate.
Environmental Sustainability
Boise Cascade considers environmental responsibility an integral component of our Wood Products and BMD segments. We transform renewable resources, trees, into products that people depend on every day. Our raw materials store carbon for years, giving us the opportunity to respond to the effects of climate change through our environmental stewardship practices when procuring wood. Through sustainable forestry practices, we actively contribute to the responsible use and protection of the natural environment, which benefits our employees, customers, shareholders, and the communities where we live and operate. We are committed to implementing and achieving sustainable forestry practices where we procure raw materials from forest landowners, wood suppliers, and manufacturers that help protect and conserve forest habitat and biodiversity. We have rigorous procurement programs to comply with state and provincial laws to protect conservation values and culturally important sites and which include measures to protect water quality and conserve wildlife habitat. Further, we are committed to continually achieving compliance with certification standards, employing management practices within our operations to comply with environmental laws and regulations, and promoting sustainable practices.
We recognize the scientific evidence indicating a changing climate associated with increasing CO2 in the atmosphere, and use the recommendations of TCFD for guidance in tracking and communicating our position and performance on climate-related matters. The Company is fortunate to have plentiful access to bark from trees and manufacturing residuals to be used for a significant portion of energy needs in our manufacturing operations. This allows utilization of carbon-neutral energy sources and reduces reliance on energy sources derived from fossil fuels. Using biomass to produce energy also reduces landfill waste, which results in less greenhouse gas (GHG) and methane emissions. To further enhance our ability to track and report on climate-related issues, the Company began implementation of a comprehensive program to collect material Scope 1 and 2 GHG emissions data. This is an important step in understanding the emissions impact of the Company’s operations and allows future enhancement of reporting climate metrics in the TCFD framework. Additionally, the

Boise Cascade Company   2024 Proxy Statement | 25

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Company participates in the American Wood Council’s efforts to develop lifecycle assessments (LCA) and Environmental Product Declarations (EPD) for wood products and works with third parties to develop company-specific LCAs and EPDs for wood products manufactured by the Company. These are valuable tools for understanding and communicating the environmental footprint of wood products from raw material procurement to end-of-life.
Human Capital Management
The safety of our employees is a core value, and the Company maintains robust safety programs focused on identifying hazards and eliminating risks, as well as safety processes and procedures aimed at eliminating injuries in the workplace. The Company has responded to changes in the work environment by creating a flexible work policy as we recognize the demands of balancing work, family, and personal obligations and we believe we are better when we work together to serve our customers, find creative solutions, and enrich our culture. Although the nature of most of our jobs in our Wood Products and BMD segments cannot be accomplished remotely or accommodate multiple flexible schedules, we are open to listening, learning, and providing flexible work arrangements where practical and productive.
Our Total Rewards program provides competitive pay, comprehensive health benefits, robust financial security resources, well-being programs, community engagement and opportunities, and career recognition and development. Selecting and developing talent is a vital aspect of our human capital strategy because we believe our employees are at the heart of our purpose and fulfillment of our promise to our shareholders. We focus on developing talent from within our business segments and supplement that talent with finding the right external hires to support key strategic objectives. We work towards business continuity and personal growth by developing our employees as individuals through targeted leadership programs. Individual development includes annual performance reviews with development plans, access to a variety of resources, including self-help resources, and continuing education opportunities. During 2023, our employees were able to participate in leadership training through a combination of online platforms and in-person learning. Further, employees contribute service hours to boards and nonprofit organizations in the communities where they live and work. These programs enable the Company’s employees to connect with the community, further improve the Company’s reputation locally, and instill a sense of pride in the workforce.
Boise Cascade is pursuing excellence by embracing our differences. The Company is committed to fostering an inclusive culture that celebrates diversity and creates connection where everyone feels seen, heard, and valued. Consistent with our core values, we are invested in our work to welcome diversity, build community, and grow our people and our business. This work is led by the Company’s director of DEI and starts at the top with our Board and our executive leadership team. In 2023, we launched six business inclusion groups to drive our strategy forward. All employees are invited to join any of our business inclusion groups which are helping to build communities of belonging while driving business impact. Our employees are also invited to participate in monthly DEI webinars and complete DEI learning curricula to be part of our journey and drive meaningful outcomes.
To modernize our human resources technology system and provide a simple, integrated experience for our employees, we launched our new HCM system in 2022. Since then, we launched numerous modules within the integrated platform, including our learning management system, with plans to deploy additional modules in 2024 that will enhance our performance management, self-service, and document management processes. We are working to enhance the Company’s ability to report on human capital metrics, enhance system security and data privacy measures, and focus on the employee experience across the organization.
Additional information about our ESG and sustainability programs can be found by going to our website, www.bc.com, and selecting Our Company at the top dropdown menu of the page, then Sustainability. This is the Company sustainability page, which includes our CEO sustainability commitment letter. From the Company Sustainability page, you can select Environment which provides additional information on the Company’s environmental programs, including carbon and climate, environmental management, forest certifications, and sustainable forestry. From the Company Environment page, you can also select Our Environmental Policies at the bottom of the page, which provides links to additional policies, including our Climate Change Policy, Conflict Minerals Policy, Environmental Policy, Sustainable Forestry Implementation Policy, and Wood and Forest Based Product Procurement Policy. From the Company Sustainability page, you can select Social which provides additional information on the Company’s social programs, including safety, DEI, and communities. From the

26 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Company Social page, you can also select Our Policies at the bottom of the page, which provides links to additional policies, including Bribery, Anti-Corruption, and Improper Payments, Corporate Ethics and Compliance, Equal Opportunity, Anti-Discrimination, and Anti-Harassment, Fair Labor
Practices, and Human Rights Statement, and Supply Chain. The Company Privacy Policy can be viewed from our website home page (www.bc.com), or any other Company website page, by selecting Privacy Policy at the bottom of the page.

Boise Cascade Company   2024 Proxy Statement | 27

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
BOARD STRUCTURE
Board Leadership Structure

NATE JORGENSEN	THOMAS CARLILE	DAVID HANNAH
Chief Executive Officer	INDEPENDENT Board Chair	INDEPENDENT Lead Independent Director upon reelection to the Board on May 2, 2024
Currently, the positions of Board chair and chief executive officer are filled separately. Our Board believes that this structure is appropriate for the Company at this time. Our current Board chair’s experience as our former chief executive officer provides our Board with valuable insight on operational and industry issues.
Our corporate governance and nominating committee and our Board have adopted the Guidelines to serve as a flexible framework within which the Board conducts business. The corporate governance and nominating committee and Board routinely review the Guidelines, with the most recent review occurring in February 2024. Because the Board chair is a former chief executive officer of the Company, upon his reelection to the Board, Mr. Hannah will fill the lead independent director role. Our lead independent director presides over all meetings of the independent Directors and works collaboratively with our Board chair and chief executive officer regarding Board governance, including the Board evaluation process and establishing meeting agendas for our Board. As of Mr. Hogans’ retirement on May 2, 2024, the lead independent director will not chair the corporate governance and nominating committee as the Board desires to provide development in committee leadership positions for succession planning purposes. The lead independent director’s responsibilities include:
●
Generally chairs the corporate governance and nominating committee

●
Leading the Board’s processes for selecting and evaluating new Directors and key management positions

●
Presiding at all meetings of the Board at which the Board chair is not present

●
Serving as a liaison between the Board chair and the independent Directors

●
If requested by major shareholders, ensuring that he or she is available for consultation and direct communication

●
Approving Board and committee meeting agendas and schedules

●
Conducting executive sessions of the independent Directors

●
Overseeing the independent Directors’ annual performance evaluation of the Board chair and chief executive officer

●
Together with the Board chair, Directors, and the corporate governance and nominating committee, leading the Director recruitment process

●
Calling and chairing meetings of the independent Directors and meetings to retain advisors for the independent Directors

Executive Sessions and Independent Director Sessions

Our Board and our committees routinely meet in executive sessions outside the presence of management. The Board chair presides over the executive sessions of our Board meetings, and each committee chair presides over the executive sessions of each respective committee. Our lead independent director presides over the sessions of our independent Directors, who meet outside the presence of our non-independent Directors at least twice per year.
Independent Directors have direct access to members of management whenever they deem it

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
necessary, and the Company’s executive officers attend at least a portion of each regularly scheduled Board meeting. The independent Directors and all committees are also free to retain their own independent advisors, at the Company’s expense, whenever they feel it would be desirable.

2023 Meeting Attendance

During 2023, our Board met 11 times in person or by video conference. In addition to meetings of the Board, our committees met a total of 13 times. All Directors attended at least 75% of all meetings of the Board and each committee on which he or she served.
Under the Guidelines, our Directors are expected to attend our annual meeting on May 2, 2024. All of our Directors attended the 2023 annual meeting.
BOARD MEETINGS IN 2023	11
COMMITTEE MEETINGS IN 2023	13
DIRECTOR ATTENDANCE AT THE 2023 ANNUAL MEETING	100%

Board Committees

Our Board has established the following three standing committees:
The composition, duties, and responsibilities of these committees are outlined in written charters adopted by our Board. Each committee charter is reviewed annually by its respective committee to ensure ongoing compliance with applicable laws and sound governance practices and reviewed periodically by outside legal counsel. Each committee enacts any recommended changes to its charter from such reviews and reports the changes to our Board.
You may view copies of our committee charters by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select any of the committee charters.
The Board is reconstituting the committees effective as of the date of the 2024 annual meeting and the committee members after the 2024 annual meeting will be as outlined below.

Boise Cascade Company   2024 Proxy Statement | 29

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the audit committee members as of March 21, 2024 and the May 2, 2024 annual meeting upon reelection of the Director nominees to the Board.
AUDIT COMMITTEE		All members of the audit committee are independent as defined under the applicable NYSE listing standards and in accordance with Rule 10A-3 under the Exchange Act, as determined by our Board.
2023 MEETINGS 4
COMMITTEE MEMBERS		Our Board has determined that Messrs. Cooper, McDougall, and McGowan, and Ms. Humphreys are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the Securities Act.
As of March 21, 2024 Duane McDougall committee chair Steven Cooper Craig Dawson Amy Humphreys Christopher McGowan(1) Sue Taylor	As of May 2, 2024 Duane McDougall committee chair Steven Cooper Craig Dawson Amy Humphreys Sue Taylor

Key Responsibilities
The audit committee of our Board is responsible for matters including the following:
●
Assisting the Board in its oversight of the quality and integrity of the Company’s financial statements and accounting and financial reporting practices, and the adequacy and effectiveness of the Company’s internal controls

●
Discussing with management our overall risk assessment and risk management policies, including cybersecurity and data privacy

●
Reviewing disclosures made by our chief executive officer and chief financial officer regarding any significant deficiencies or material weakness in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or employees who have a significant role over financial reporting

●
Reviewing the scope and staffing of the independent auditor’s annual audit, discussing all matters required by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, and discussing any audit problems or difficulties and management’s response

More Information
For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Audit Committee charter.
Report
The Audit Committee Report is on page 61 of this proxy statement.

(1)
Mr. McGowan will move from the audit committee to the corporate governance and nominating committee effective May 2, 2024.

30 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the compensation committee members as of March 21, 2024 and the May 2, 2024 annual meeting upon reelection of the Director nominees to the Board.
COMPENSATION COMMITTEE		All members of the compensation committee are independent as defined under the applicable NYSE listing standards, and in accordance with Rule 10C-1 under the Exchange Act, as determined by our Board.
2023 MEETINGS 5
COMMITTEE MEMBERS
Key Responsibilities
The compensation committee of our Board is responsible for matters including the following:
●
Assisting our Board in discharging its responsibilities related to the compensation of our Directors, chief executive officer and other NEOs

●
Reviewing and evaluating the Company’s overall compensation philosophy and overseeing the Company’s equity, incentive, and other compensation and benefit plans

●
Reviewing and approving employment agreements and other similar arrangements between the Company and our chief executive officer and other NEOs

●
Preparing the compensation committee report on executive officer compensation required by the SEC for inclusion in the Company’s annual proxy statement or annual report

More Information
For a complete description of our compensation committee’s responsibilities, you may view a copy of our compensation committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Compensation Committee charter.
Report
The Compensation Committee Report is on page 36 of this proxy statement.

As of March 21, 2024 Kristopher Matula committee chair Karen Gowland David Hannah Christopher McGowan Sue Taylor	As of May 2, 2024 Kristopher Matula committee chair Craig Dawson Karen Gowland Amy Humphreys Christopher McGowan Sue Taylor
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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the corporate governance and nominating committee members as of March 21, 2024 and the May 2, 2024 annual meeting upon reelection of the Director nominees to the Board.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE		All members of the corporate governance and nominating committee are independent as defined under the applicable NYSE listing standards, as determined by our Board.
2023 MEETINGS 4
COMMITTEE MEMBERS
Key Responsibilities
The corporate governance and nominating committee of our Board is responsible for matters including the following:
●
Identifying and assessing persons qualified to become Directors, consistent with the qualification standards and criteria approved by the Board

●
Recommending to the Board a slate of Directors for election or reelection at the annual meeting

●
Recommending to the Board the structure and membership of Board committees

●
Recommending to the Board persons to fill Board and committee vacancies

●
Overseeing annual evaluations of the Board, committees, and individual Directors

●
Overseeing ESG strategy and risk evaluation

●
Reviewing the Guidelines periodically

●
Making other recommendations to the Board related to corporate governance issues

More Information
For a complete description of our corporate governance and nominating committee’s responsibilities, you may view a copy of our corporate governance and nominating committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Corporate Governance and Nominating Committee charter.

As of March 21, 2024 Mack Hogans committee chair Karen Gowland David Hannah Kristopher Matula Duane McDougall	As of May 2, 2024 Karen Gowland committee chair Steven Cooper David Hannah Kristopher Matula Duane McDougall Christopher McGowan(1)

(1)
Mr. McGowan will move from the audit committee to the corporate governance and nominating committee effective May 2, 2024.

32 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
BOARD COMPENSATION
Employee Directors do not receive compensation for their service on our Board. Mr. Jorgensen, our chief executive officer, was our only employee
Director during 2023. Non-employee Directors in 2023 were entitled to receive the compensation described below under “Director Fees”.

2023 Director Compensation Table

The following table presents compensation information for each of our non-employee Directors for the year ended December 31, 2023:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
Thomas Carlile	201,250	160,014	—	—	361,264
Steven Cooper	93,750	134,986	9,366	—	238,102
Craig Dawson	93,750	134,986	—	—	228,736
Karen Gowland	103,462	134,986	9,802	—	248,250
David Hannah	93,750	134,986	—	—	228,736
Mack Hogans	134,375	134,986	—	—	269,361
Amy Humphreys	93,750	134,986	—	—	228,736
Kristopher Matula	100,913	134,986	17,666	—	253,565
Duane McDougall	102,960	134,986	—	—	237,946
Christopher McGowan	106,415	134,986	—	—	241,401
Sue Taylor	93,750	134,986	1,751	—	230,487

(1)
The reported cash earnings include retainers and fees and are inclusive of deferred compensation amounts for directors participating in the Boise Cascade Directors Deferred Compensation Plan. See note (3) below.

(2)
On March 1, 2023, our Board chair, Mr. Carlile, was awarded 2,308 time-vested restricted stock units (RSUs) with a grant date fair value of  $160,014. Our other Directors were awarded 1,947 time-vested RSUs with a grant date fair value of  $134,986. The grant date fair values were computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 Compensation-Stock Compensation (FASB ASC Topic 718). The RSUs vested in a single installment on March 1, 2024. The RSUs are the only unvested stock awards held by each Director as of December 31, 2023.

(3)
We do not provide our Directors with pension benefits. The amounts reported in the third column include above-market earnings on compensation deferrals (including deferrals made in prior years).

Director Fees

The 2023 retainer and fee schedule for non-employee Directors is set forth herein. The Board approved a new retainer and fee schedule for 2023 on the advice from FW Cook, who performed a review in 2022 of our non-employee Director compensation program on behalf of the compensation committee. This review included an analysis of non-employee Director compensation market trends, a market data comparison of our peer group (as set forth on page 38), and a market data comparison of similarly sized companies.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Annual Director Fees

Annual Director Fees	Effective 2023 ($)	Effective 2022 ($)
Cash retainer	95,000	90,000
Equity award	135,000	120,000
Lead Independent Director	30,000	25,000
Committee Chair fees:
● Audit	22,500	20,000
● Compensation	17,500	15,000
● Corporate Governance and Nominating	12,500	10,000
Board Chair fees:
● Additional cash retainer	110,000	100,000
● Additional equity award	25,000	25,000

2023 Director Restricted Stock Unit Awards

Upon the recommendation of the compensation committee, our Board approved the granting of 1,947 RSUs with a grant date of March 1, 2023, with a grant date fair value equal to $134,986 to each of our non-employee Directors. The Board chair received an additional 361 RSUs with a grant date fair value equal to $25,028. These 2023 RSU awards are service-conditioned awards that vested in full and were distributed on March 1, 2024.

Directors Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan offered to our non-employee Directors (Boise Cascade Directors Deferred Compensation Plan). The plan is an unfunded plan intended to help participants supplement their retirement income while providing them an opportunity to invest a portion of cash compensation. Under the plan, each Director who receives cash compensation for Board service may elect to defer all or a portion of cash compensation in a calendar year. Amounts deferred are credited with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants elect the form and timing of distributions of their deferred compensation balances. Participants may receive a cash payment in a lump sum or in annual installments following their service on our Board. Ms. Gowland and Mr. Matula elected to defer cash compensation in 2023 under this plan. We do not anticipate making any changes to this plan in 2024.

Compensation Committee Interlocks and Insider Participation

During 2023, the compensation committee consisted of Mses. Gowland and Taylor and Messrs. Hannah, Matula, and McGowan. None of our executive officers currently serves, or in the past year served, as a member of the Board or compensation committee of any entity with one or more executive officers serving on our Board or compensation committee.

34 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
EXECUTIVE COMPENSATION
Our Board recommends shareholders vote, on an advisory basis, FOR the approval of the resolution set forth below approving the compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our NEOs. Our compensation philosophy is designed to emphasize a focus on total compensation, with a large portion of our NEOs’ pay being performance-based and considered variable, “at risk,” and aligned with shareholder interests. We seek to pay for performance so that we can recruit and retain the talented employees necessary to drive superior financial and operational results. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. Our Board has agreed to hold this advisory vote on an annual basis, with the next vote following this one expected to occur at the 2025 annual meeting of shareholders.
Shareholders are urged to read the Compensation Discussion and Analysis section in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our Board believe these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Our Board has determined the best way to allow shareholders to vote on our executive compensation is through the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this proxy statement, is hereby APPROVED.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.
Your vote is important to us. Although this advisory vote is nonbinding, the compensation committee and our Board will review the results of the vote. The compensation committee will consider our shareholders’ views and take them into account in making future determinations concerning our executive compensation.

Boise Cascade Company   2024 Proxy Statement | 35

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Committee Report
The compensation committee of the Board of Boise Cascade Company has reviewed and discussed the following CD&A required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the compensation committee has recommended to the Board that the CD&A be included in this proxy statement and referenced in the Company’s Annual Report for the year ended December 31, 2023.

Respectfully submitted,
THE COMPENSATION COMMITTEE
Kristopher Matula Committee Chair	Karen Gowland	David Hannah	Christopher McGowan	Sue Taylor
Compensation Discussion and Analysis

CD&A CONTENTS
37	OUR NAMED EXECUTIVE OFFICERS

37	OUR COMPENSATION OBJECTIVES AND PHILOSOPHY

37	USE OF MARKET DATA TO DETERMINE AMOUNT AND ALLOCATION OF COMPENSATION

39	SUMMARY OF PAY DECISIONS AFFECTING OUR NEOS’ COMPENSATION IN 2023

39	EXECUTIVE COMPENSATION ELEMENTS

40	ROLE OF MANAGEMENT IN SETTING EXECUTIVE COMPENSATION

40	BASE SALARY

41	SHORT TERM INCENTIVE PLAN

41	2023 STIP COMPENSATION

41	PROCESS UTILIZED IN SETTING STRATEGIC STIP PERFORMANCE TARGETS
43	2023 AD HOC DISCRETIONARY BONUS AWARDS

43	LONG TERM INCENTIVE PLAN

43	LTIP AWARDS

44	OTHER COMPENSATION AND BENEFITS PLANS
45	Boise Cascade Supplemental Pension Plan
45	BOISE CASCADE COMPANY SAVINGS PLAN
45	NONQUALIFIED DEFERRED COMPENSATION PLAN

45	AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

36 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Our Named Executive Officers

This CD&A describes the 2023 compensation program for our executive officers, particularly our NEOs who are listed below. Positions below are those held with the Company as of December 31, 2023:
Nate Jorgensen Chief Executive Officer	Kelly Hibbs Senior Vice President, Chief Financial Officer, and Treasurer	Mike Brown Executive Vice President, Wood Products	Jeff Strom Executive Vice President, Building Materials Distribution	Jill Twedt Senior Vice President, General Counsel and Corporate Secretary
Our Compensation Objectives and Philosophy

1	2	3
We want to attract, retain, and incentivize the management talent we believe is essential to achieving the Company’s strategic objectives, which are to grow the Company prudently and to increase long-term shareholder value.	As a guiding philosophy, we generally target all forms of compensation at the 50th percentile of comparable market compensation data, with appropriate adjustments that take into account each officer’s position, responsibilities, performance, contributions to the Company’s success, level of experience, and other distinguishing characteristics. In some instances, and for the purpose of internal equity, we may establish similar compensation ranges for officer positions with similar scopes of responsibility and other similar characteristics even if such ranges differ from comparable positions at other companies.	We also provide at-risk, performance-based pay opportunities that comprise a significant portion of total compensation opportunity to motivate and reward our executive officers for achieving the Company’s strategic objectives.
We hold annual advisory shareholder votes on executive compensation. Our shareholders have approved our executive compensation with over an average of 97% voting in favor from 2019 through 2023. We believe the strong support demonstrates that shareholders generally view our overall pay program favorably. The compensation committee took this support into account, and as such, no substantial program changes were made for 2023. The compensation committee and the Board intend to continue to take these advisory votes into account regarding future compensation decisions. For 2024, shareholders will again vote, on an advisory basis, on whether to approve our executive compensation as set forth in this proxy statement.

Use of Market Data to Determine Amount and Allocation of Compensation

The compensation committee believes that an important criterion for determining the aggregate value of the Company’s compensation program and the allocation of the value among the various elements of its compensation plans is market data, where available, on the amounts, allocations, and structures utilized by similarly situated peer companies for positions of comparable responsibility.
Management and the compensation committee have utilized compensation and benefits surveys to ascertain market levels of aggregate compensation and the allocation of that compensation among specific compensation elements for its NEOs. Aggregate compensation and compensation for each of the major elements (base salary, target short-term incentive compensation, and target long-term incentive compensation) for the

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Company’s NEOs has generally been targeted at the 50th percentile of the surveyed peer group companies. However, the specific aggregate compensation (and the allocation among the elements of the total compensation) paid to any of our NEOs may be below or above the 50th percentile target levels, depending on subjective judgments made by the compensation committee based on factors such as the specific officer’s responsibilities that vary from the comparable position, historical performance in the job, tenure with the Company in the position, and other distinguishing characteristics.
Since 2011, the compensation committee has periodically retained the services of FW Cook, a compensation consultant, to prepare a comprehensive analysis of the compensation packages for our NEOs and to compare the specific elements of compensation and the aggregate value with a group of peer companies recommended by FW Cook.
Our 2023 peer group was the same as below except that Cornerstone Building Products, Inc. was included for 2023 and GMS Inc. was excluded. FW Cook conducted a biannual full review of our peer companies with our compensation committee in 2023 for setting the 2024 peer group. FW Cook noted that Cornerstone Building Brands, Inc. was acquired and is no longer a publicly traded company and recommended that it be removed from the peer group list. As a replacement, FW Cook recommended adding GMS Inc. to the peer group for 2024. The compensation committee agreed with the recommendation and adopted the following 2024 peer group:

● American Woodmark Corporation	● Gibraltar Industries Corporation
● Armstrong World Industries	● GMS Inc.
● Beacon Roofing Supply, Inc.	● Louisiana Pacific Corporation
● BlueLinx Corporation	● Masonite International Corporation
● Builders FirstSource, Inc.	● Quanex Building Products Corporation
● Eagle Materials Inc.	● Simpson Manufacturing Company, Inc.
● JELD-WEN Holding, Inc.	● UFP Industries, Inc.
During 2023, the compensation committee reviewed the officer base salaries, Director compensation, the STIP, the LTIP, FW Cook’s fees, and the proposed peer group for 2023 compensation discussions. The compensation committee approved the proposed peer group for 2023 compensation discussions. The compensation committee also reviewed and reapproved the Company’s compensation philosophy as it appears in this proxy statement.

38 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Summary of Pay Decisions Affecting our NEOs’ Compensation in 2023

For 2023, our compensation committee again granted 50% of the long-term incentive grant value in RSUs and 50% in PSUs. The RSUs vest and are distributed in annual installments over a three-year period. The PSUs, however, are designed to have a one-year performance target based on ROIC(1) with a three-year cliff vest and are distributed in shares two years after the determination of achievement of the performance factor to better align with the long-term interests of shareholders. The STIP is an annual cash-based plan with performance goals based on EBITDA(2) and PRONWC (as defined below in footnote 2 in the table under the heading “Process Utilized in Setting Strategic STIP Performance Targets”).

(1)
ROIC is defined as Net Operating Profit After Taxes (NOPAT) divided by average invested capital (based on a rolling thirteen-month average). We define NOPAT as net income plus after-tax finance expense. Invested capital is defined as total assets plus capitalized lease expense, less current liabilities, excluding short-term debt. In 2023, the compensation committee changed the definition of ROIC to exclude cash and cash equivalents from average invested capital.

(2)
EBITDA is defined as income before interest (interest expense and interest income), income tax provision (benefit), and depreciation and amortization and is not required by or presented in accordance with generally accepted accounting principles (GAAP) in the United States. Adjusted EBITDA further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. Management uses EBITDA and Adjusted EBITDA to evaluate ongoing operations and believes they are useful to investors because they enable them to perform meaningful comparisons of past and present operating results. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure (net income), please refer to page 51 to our 2023 Annual Report, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The compensation committee also made salary adjustments for our executive officers in late 2023 to reflect promotions, the changing median pay in our peer companies, and individual officer performance.
Executive Compensation Elements

The four elements of the Company’s executive compensation program are:
STIP and LTIP awards are intended to comprise a significant portion of each officer’s total compensation opportunity and are designed to motivate and reward our officers for growing the Company and maximizing long-term shareholder value. Ad hoc discretionary bonuses may be awarded occasionally for exceptional performance but are not a standard element of the Company’s executive compensation structure.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
TARGET COMPENSATION PAY MIX

Role of Management in Setting Executive Compensation

As described below, the compensation committee increased the compensation of our officers for 2023. Management did not participate in such decisions. However, the Company’s current chief executive officer makes, and in 2023 made, recommendations to the compensation committee with respect to base salaries and performance targets for the STIP and LTIP for officers other than himself. The compensation committee makes all decisions regarding each NEO’s base salary, LTIP and STIP targets, the overall performance targets of the plans, and the potential and actual payouts under each plan.
Awards granted under the STIP and the LTIP are subject to our recoupment policy adopted in 2023 to comply with Rule 10D-1 of the Exchange Act. That policy requires us to claw back incentive awards received on or after October 2, 2023 in the event of a financial restatement due to material noncompliance with a financial reporting requirement under U.S. federal securities laws that would have resulted in lower payments based on the restated results. We also have our previously adopted officer misconduct clawback policy that permits us to claw back awards due to a restatement of the Company’s financial results and the award received would have been lower had the financial results been properly calculated and reported, including as a result of an officer’s fraud or misconduct. In 2023, we adopted a misconduct clawback policy that permits recoupment of incentive compensation in the event of a financial restatement and also in the event of misconduct by an officer or other person covered under the policy, even if such misconduct does not result in a financial restatement. Misconduct includes an individual’s fraud or willful misconduct that results in reputational or financial harm to the Company, an individual’s material violation of law or the Company’s compliance and ethics-related policies or procedures, or an individual’s failure to appropriately supervise Company personnel. Both clawback policies adopted in 2023 apply to incentive-based compensation received during a three-year lookback period. Our non-Rule 10D-1 clawback policies apply to the extent not superseded by the Rule 10D-1 recoupment policy.

Base Salary

Our compensation committee has historically reviewed base salaries for our NEOs on an annual basis and at the time of promotions or other changes in responsibilities. Consistent with past practice, in late 2023, the compensation committee approved general base salary increases for the NEOs to continue to move them, as determined appropriate, toward the 50th percentile based upon FW Cook’s 2023 study. The November 2023 increases in NEO salaries averaged 8.03% and were in line with market data provided by FW Cook. Base salaries for 2023 and 2022 base salary increases are listed below:

40 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Name	Annual Salary Effective November 2022 ($)	Annual Salary Effective November 2023 ($)	Change %
Nate Jorgenson	1,000,000	1,050,000	5.00%
Kelly Hibbs	516,800	558,100	7.99%
Mike Brown(1)	517,400	577,800	11.67%
Jeff Strom	501,600	556,800	11.00%
Jill Twedt	483,100	504,800	4.49%

(1)
Mr. Brown was awarded a salary increase in February 2023 in recognition of the best financial performance of the Wood Products division in the history of the division during fiscal year 2022, continued safety performance that outperformed industry peers, and the exceptional participation in the due diligence, negotiation and acquisition of the Havana, Florida and Chapman, Alabama mills.

Short Term Incentive Plan

The STIP is designed to recognize and reward the contributions that our NEOs and other participants make to the Company’s annual performance. Payout under the STIP is based on achievement of performance measures that are tied to the Company’s annual financial performance. We offer this plan to encourage and reward conduct that will lead to better performance of our businesses as measured by the performance criteria. Each NEO’s participation in the plan, along with the criteria for calculation of the payout, is established annually by our compensation committee and communicated to the participants in a STIP award notice. A determination of the amount payable under the plan based on actual performance is made by the compensation committee generally in February of the following year, and resulting payments or awards are made to participants.
The actual STIP awards may be less than or greater than the target incentive amounts depending on the achievement of pre-determined financial goals and performance objectives and the exercise of the compensation committee’s discretion.
For 2023, the compensation committee set a threshold of 25% of the target award as the minimum award to be granted under the program. If performance is below this threshold, no STIP payout is earned. The compensation committee also set a maximum of 225% of the target award and approved a payout graph with a payout line whereby once the level of performance is determined the award multiplier can be determined. The dollar amount of the threshold, target, and maximum award payable to each of our NEOs is set out in the table found under “2023 Grants of Plan-Based Awards” in this section of this proxy statement.

2023 STIP Compensation

For 2023, each of our NEOs participated in the STIP. The plan provided for awards to be determined based on the extent to which the financial goals and performance objectives were met during the year, subject to the compensation committee’s discretion.
Process Utilized in Setting Strategic STIP Performance Targets
The compensation committee employs a rigorous process to review the annual budget that promotes the Company’s strategic objectives and forms the basis for establishing the STIP performance targets. Furthermore, the compensation committee takes into account Company-specific and industry outlook for the year, historical and projected growth rates for the Company as well as peers and external expectations and guidance.
The performance metrics established by the compensation committee under our 2023 STIP were based on forecasts of 1.25 million U.S. housing starts, a primary metric in our business. In setting the STIP target in February 2023, the compensation committee evaluated forecasted earnings for 2023, and market and industry conditions including the expected decline in housing starts given continued actions by the Federal Reserve to increase interest rates to combat high levels of

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
inflation which significantly increased mortgage rates. Elevated mortgage rates, when coupled with high home prices, created home affordability constraints and uncertainty broadly across the U.S. economy. As such, the compensation committee expected a deceleration in housing starts compared with actual housing starts of 1.55 million in 2022 and 1.60 million in 2021. In addition, there were ongoing uncertainties to operations due to supply chain constraints. In 2021 and the first half of 2022, the Company experienced unusually high commodity product prices compared to historical periods and experienced commodity price declines in the second half of 2022 that were anticipated to continue to be lower for 2023. In addition, the
Company expected price erosion and reduced volumes for our EWP products due to slowing economic activity and decreased demand for new residential construction. The committee set the STIP target at a level intended to drive meaningful performance while balancing concerns for expected pricing and volume impacts. The annual incentive target awards, financial goals, and performance objectives required for each NEO participating in the STIP for 2023 are set forth below. Actual payouts are also shown. Due to the Company’s performance, maximum payouts were achieved in two of the three business roles as set forth below. No discretion was exercised by the compensation committee in awarding payouts for 2023.

			Performance ($ in millions, except PRONWC)
Business Role	Financial Measure(s)	Weight % of Award Multiplier	Threshold Payout at 25%	Target Payout at 100%	Maximum Payout at 225%	Financial Goal Achievement	Award Payout Multiple
Corporate	Corporate EBITDA(1)	100.0%	175	365	640	757	2.25
Building Material Distribution (BMD)	Corporate EBITDA	25.0%	175	365	640	757	2.25
	BMD EBITDA	37.5%	110	230	400	368	2.01
	BMD PRONWC(2)	37.5%	30.0%	40.0%	70.0%	72.3%	2.25
Wood Products (WP)	Corporate EBITDA	25.0%	175	365	640	757	2.25
	WP EBITDA	75.0%	110	175	285	436	2.25
Name	Business Role	Actual Base Earnings(3) ($)	Target Award % of Earnings	Award Payout Multiple	STIP Payout ($)
Nate Jorgensen	Corporate	1,007,692	120%	2.25	2,720,769
Kelly Hibbs	Corporate	523,154	80%	2.25	941,677
Mike Brown	WP	551,269	80%	2.25	992,285
Jeff Strom	BMD	510,092	80%	2.16	881,440
Jill Twedt	Corporate	486,438	70%	2.25	766,141

(1)
Corporate EBITDA shown is based on the financial performance of Adjusted EBITDA, which reflects normal recurring adjustments made, such as the change in fair value of interest rate swaps, as disclosed in our tie-out of Adjusted EBITDA. The calculation of EBITDA and Adjusted EBITDA is described on page 39 of the proxy statement.

(2)
Pre-tax Return on Net Working Capital (PRONWC) is calculated based on GAAP amounts by dividing BMD’s net operating income by the average net working capital reported as of each month-end during a 13-month period running from December 2022 through December 2023. The compensation committee includes PRONWC as a portion of Mr. Strom’s performance criteria because it reflects BMD’s control of working capital, which is a critical financial measure in our distribution business.

(3)
The STIP target award is applied to the actual base salary earnings for the year and not base salary at year-end.

42 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Ad Hoc Discretionary Bonus Awards

From time to time, the compensation committee may elect to grant a discretionary bonus to one or more of the NEOs or to other employees to recognize and reward exemplary performance providing value to the Company beyond what is recognized by the structure of the STIP. A formal plan does not govern these bonus payments, and no NEO has any contractual entitlement or expectation of any such payment. The amount and timing of the grant of any such bonus to NEOs are determined by the compensation committee at its sole discretion. No such bonuses were awarded in 2023 to the NEOs.

Long Term Incentive Plan

We make long-term equity grants under the LTIP which provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards, other cash-based compensation, and performance awards. The purpose of the LTIP is to provide incentives that will attract, retain, and motivate high-performing officers, Directors, employees, and consultants by providing them a proprietary interest in our long-term success or compensation based on their performance in fulfilling their responsibilities to our Company. The LTIP is administered by our compensation committee.
Awards granted under the LTIP are subject to our recoupment policies.

LTIP Awards

In February 2023, the compensation committee approved equity grants under the LTIP to our NEOs. The amount and structure of the grants were based on the recommendations FW Cook made as a result of the study they conducted on behalf of the compensation committee. Officer participants received two types of equity grants: RSUs and PSUs. The compensation committee set a dollar amount for each participant to calculate the target RSU and PSU grants on the day of the award after market close. Half of the value of the target award was granted in RSUs. The other half of the target award was granted in PSUs.
The RSUs awarded in 2023 vest over a three-year period with one-third vesting on each of March 1 of each of 2024, 2025, and 2026 with share distribution the following day. The PSUs awarded at target are adjusted by a performance factor determined by the performance objectives described below and may be further adjusted at the discretion of the compensation committee. The performance-adjusted PSUs granted in 2023 vest in a single installment on March 1, 2026, with share distribution the following day. Vesting of PSUs and RSUs is subject to an officer’s continued employment with the Company, with certain limited exceptions described below.
The 2023 LTIP awards were based on a closing market value on March 1, 2023 of  $69.33 and are as follows:

Financial Goal PSUs	Threshold 50% of PSUs	Target 100% of PSUs	Maximum 200% of PSUs	2023 Financial Goal Achievement	LTI PSU Award Multiple
Corporate ROIC(1)	5.0%	11.0%	22.0%	24.9%	2.00
Name	LTIP Target Award Value ($)	50% of Target Award Value RSUs (#)	50% of Target Award Value PSUs (#)	2023 LTIP PSUAward Multiple	Adjusted PSUs with Performance Multiple
Nate Jorgensen	3,700,000	26,684	26,684	2.00	53,368
Kelly Hibbs	880,000	6,346	6,346	2.00	12,692
Mike Brown	880,000	6,346	6,346	2.00	12,692
Jeff Strom	880,000	6,346	6,346	2.00	12,692
Jill Twedt	630,000	4,543	4,543	2.00	9,086

(1)
ROIC is calculated as described on page 10 of this proxy statement. In 2023, the compensation committee changed the definition of ROIC to exclude cash and cash equivalents from average invested capital. This

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
change was made to exclude the impact of the large cash balance held by the organization as of the end of 2022, and to enhance the return required of management when a significant investment was made in the business. The compensation committee believes this change in the metric definition will drive stronger future returns.
The compensation committee chose ROIC as the performance metric in the LTIP to differentiate from the EBITDA measure used in the STIP because it believed ROIC would put a focus on short-term and long-term investments and reinforce the importance of shareholder returns. If ROIC is below threshold as shown above, no PSUs are earned. At threshold performance, 50% of the target PSUs are earned, and at maximum performance, 200% of the target PSUs are earned. The compensation committee approved a payout scale such that when results fall between the threshold and maximum reference points, interpolation is used to determine the actual PSUs to be awarded.
The PSUs awarded are earned based on a one-year ROIC performance established by the compensation committee. The compensation committee continues to evaluate the appropriateness of a one-year performance goal with a three-year cliff vest for the PSUs and did so again in 2023. Based on the market conditions and the nature of the products we manufacture and sell, the committee continued to support a one-year performance goal with a three-year cliff vest for the PSUs awarded in 2023 and believes the three-year cliff vesting aligns management with the long-term interests of our shareholders.
Vesting of LTIP awards is subject to an NEO’s continued employment through the vesting date, except in certain limited circumstances. If an NEO dies or becomes disabled,
(i)
all unvested RSUs become vested and

(ii)
all earned PSUs for which the performance metric has been satisfied become vested at that amount.

In the event the performance year applicable to the PSUs has not elapsed at the time of such death or disability, the PSUs will vest based on actual achievement of the performance metric. In the event of an NEO’s eligible retirement,
(i)
unvested RSUs become vested as to 1/3 of the award, multiplied by a pro rata portion based on the number of full calendar months that has elapsed during the then 12-month vesting period prior to retirement, divided by 12, and

(ii)
earned PSUs become vested as to a pro rata portion based on the number of full calendar months that has elapsed during the vesting period prior to retirement, divided by 36.

Payout occurs on the normally scheduled payout date for the PSU awards, and upon retirement for the pro rata RSU awards. For purposes of LTIP vesting, retirement means the NEO’s termination after attainment of age 62 and completion of at least 15 years of employment with the Company and its predecessors, or age 65 and completion of at least five years of employment with the Company. In the event of a change in control in which the LTIP awards are not replaced by an equivalent award,
(i)
RSUs become vested, and

(ii)
unearned PSUs become vested at target and PSUs for which the performance metric has been satisfied and, therefore, are subject to time-vesting, become vested.

Other Compensation and Benefit Plans

The Company’s NEOs receive additional compensation under a few other compensation and benefit plans, as further described below. These plans and benefits, except those that are frozen or closed to new entrants, are provided to create an aggregate compensation and benefits package that is competitive in the marketplace, thereby helping us to attract and retain the management talent needed to achieve the Company’s strategic objectives.

44 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Boise Cascade Supplemental Pension Plan
On December 31, 2009, the compensation committee froze our nonqualified Boise Cascade Supplemental Pension Plan (SUPP) in which Messrs. Hibbs and Brown participated. The benefits accrued will be paid from the Company’s general assets. The aggregate, present value of the pension benefits as of December 31, 2023, for each of our NEOs who are participants in the SUPP are disclosed in the table found under the heading “2023 Supplemental Pension Benefits” following this CD&A.
Boise Cascade Company Savings Plan
The Company maintains a 401(k) defined-contribution savings plan for all of its U.S. salaried employees, including its NEOs. Under the plan, eligible employees electing to participate may contribute up to 50% of their pretax income, subject to Internal Revenue Service (IRS) rules limiting an individual’s total contributions and the application of IRS tests designed to ensure that the plan does not discriminate in favor of highly compensated employees.
Since January 2013, the Company has provided a contribution to each salaried employee’s 401(k) account for each pay period in an amount equal to 4% of the employee’s eligible wages (base salary and short-term incentive compensation) for the period. If the Company’s EBITDA meets or exceeds targets specified by the compensation committee and the Board, the Company is able to make additional discretionary contributions in an amount up to 2%, 3%, or 4% of the employee’s wages, depending on the affected employee’s number of years of service. For 2023, the compensation committee and the Board set an EBITDA performance threshold of  $175 million and maximum of  $250 million. The Company approved a payout scale so that when performance falls between the threshold and maximum levels linear interpolation is used to determine the actual award. Amounts in excess of IRS annual limitations on the amount of income on which Company contributions may be made to qualified defined contribution retirement plans are paid to participants as taxable cash compensation and/or credited to the participant’s deferred compensation account. In 2023, the Company’s Adjusted EBITDA performance was $757 million. All of our NEOs participate in the plan.
Amounts deferred under this plan by the NEOs are included in the salary disclosure in the “Summary Compensation Table,” and amounts contributed by the Company to the account of an NEO under the plan are included in the “All Other Compensation” column in the “Summary Compensation Table.”
Nonqualified Deferred Compensation Plan
Under the Boise Cascade Company Deferred Compensation Plan, participating employees irrevocably elect each year to defer receipt of a portion of their base salary and incentive compensation. A participant’s account is credited with an amount equal to what the Company’s 401(k) contribution would have been if the money had not been deferred under the 401(k) plan rather than the deferred compensation plan and with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants may receive payment of their deferred compensation plan balance in a lump sum or installments over a specified period of years following the termination of their employment with the Company or can elect distributions of in-service account deferrals prior to termination, as specified in the plan. Amounts deferred under this plan in any relevant year or contributed to the account under the plan by any of our NEOs are disclosed in the “2023 Nonqualified Deferred Compensation” table.

Agreements with Named Executive Officers

The Company does not have employment agreements with any of its NEOs other than the severance agreements described in this section.
In 2022, the Company entered into new severance agreements with each of the NEOs to maintain operating continuity in the event of a change of control. The severance agreements generally are effective until January 31st of the following year, except that if the Company does not give notice of non-extension 60 days prior to expiration, the term of each severance agreement will be automatically extended for an additional year.
The severance agreements for the NEOs provide that in the event of a “qualifying termination” (meaning any termination with the exception of a termination (i) by the Company for cause or disability; (ii) by the NEO other than for good reason (as described in the severance agreement); or (iii) as a result of the NEO’s death), the NEO will be entitled to receive (a) their full base salary through

Boise Cascade Company   2024 Proxy Statement | 45

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
the date of termination, a STIP payment for the year of termination based on the plan’s actual payout for the year and pro-rated to reflect the portion of the year expired prior to termination, and all other compensation to which he or she is then entitled; (b) a lump-sum severance payment equal to two times the sum of  (i) the NEO’s annual base salary plus (ii) target STIP for the year in which the termination occurs; (c) a lump-sum amount equal to the value of such NEO’s unused and accrued time off, less any advanced time off, in accordance with the applicable time-off policy in effect on the termination date; and (d) a lump sum payment equal to 18 times the monthly Company-paid premium amount for all life, disability, accident, and healthcare plans, programs, or arrangements.
In the event of a change in control, the agreements require a second trigger of a qualifying termination from employment before benefits are payable.
The severance agreements provide that in the event of a non-qualifying termination, the NEO will be entitled to receive their full base salary through the date of termination, plus all other compensation to which they are then entitled. In the event of a failure to perform duties as a result of incapacity due to physical or mental illness or injury, the NEO will be entitled to continue to receive the full base salary until such time as employment is terminated due to disability. No severance payments or continuation of healthcare benefits beyond the date of termination are provided for under such circumstances.
In consideration of the severance payments described above, each severance agreement contains confidentiality, non-solicitation, and non-disparagement provisions, and a general release of all claims against the Company and its affiliates, as a condition of payment of benefits under the severance agreement.

46 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Summary Compensation Table

The following table presents compensation information for our NEOs for 2023, 2022 and 2021:
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-equity Incentive Plan Compensation(3) ($)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Nate Jorgensen(6) Chief Executive Officer & Director	2023	1,007,692	3,700,003	2,720,769	13,955	234,321	7,676,740
	2022	936,538	2,799,958	2,317,933	7,151	215,435	6,277,015
	2021	859,135	2,214,964	2,126,358	—	198,031	5,398,488
Kelly Hibbs(6) SVP, Chief Financial Officer, and Treasurer	2023	523,154	879,936	941,677	24,000	112,757	2,481,524
	2022	477,031	850,030	804,989	26,007	87,682	2,245,739
	2021	405,742	456,618	604,289	15,376	62,093	1,544,118
Mike Brown(6) EVP, Wood Products	2023	551,269	879,936	992,285	15,982	113,279	2,552,751
	2022	492,608	850,030	851,226	17,602	106,868	2,318,334
	2021	457,469	600,028	823,445	12,051	96,708	1,989,701
Jeff Strom(6) EVP, Building Materials Distribution	2023	510,092	879,936	881,440	11,730	109,826	2,393,024
	2022	470,123	850,030	846,222	9,793	96,747	2,272,915
	2021	409,912	600,028	700,551	4,556	58,063	1,773,110
Jill Twedt(6) SVP, General Counsel and Corporate Secretary	2023	486,438	629,932	766,141	10,218	84,789	1,977,518
	2022	449,570	600,002	556,343	7,295	82,806	1,696,016
	2021	431,246	399,984	533,667	1,980	76,217	1,443,094

(1)
Includes amounts deferred under our savings plan and our deferred compensation plan. See “Boise Cascade Company Savings Plan” and “Non-qualified Deferred Compensation Plan” in the “CD&A” in this proxy statement.

(2)
Includes the total grant date fair value of the target RSU and PSU awards granted in 2021, 2022, and 2023 computed in accordance with FASB ASC Topic 718. The grant date fair value of the 2021 RSU awards is $52.45, for the 2022 RSU awards is $79.83, and for the 2023 RSU awards is $69.33. The 2021 PSUs were granted by the compensation committee at 2.0 times target with a grant date fair value of  $52.45 per share. The 2021 PSU grant, with achievement of the maximum performance levels, was as follows: Mr. Jorgensen — $2,214,964; Mr. Hibbs — $456,618; Mr. Brown $600,028; Mr. Strom $600,028; and Mrs. Twedt $399,984. The 2022 PSUs were granted by the compensation committee at 1.52 times target with a grant date fair value of  $79.83 per share. The 2022 PSU grant, adjusted for performance level achievement, was as follows: Mr. Jorgensen — $2,127,948; Mr. Hibbs — $645,984; Mr. Brown — $645,984; Mr. Strom — $645,984; and Ms. Twedt $455,989. The 2023 PSUs were granted by the compensation committee at 2.00 times target with a grant date fair value of  $69.33 per share. The 2023 PSU grant, adjusted for performance level achievement, was as follows: Mr. Jorgensen — $3,700,003; Mr. Hibbs — $879,936; Mr. Brown — $879,936; Mr. Strom — $879,936; and Ms. Twedt $629,932.

(3)
Represents total payment of awards under our STIP for each year reported. The specific financial goals and performance objectives at corporate and business unit levels of the STIP for 2023 are described under “Short Term Incentive Plan” in the “CD&A” in this proxy statement. The amounts reported in this column include amounts deferred under our savings plan and our deferred compensation plan.

(4)
Amounts disclosed in this column reflect the above-market portion of the interest earned on deferred compensation for our NEOs. Pension benefits for officers have been frozen since December 31, 2009, and no additional benefits are being earned.

For more information concerning the pension plans and deferred compensation plans in which our NEOs participate, see “Boise Cascade Supplemental Pension Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement.
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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(5)
Amounts disclosed in this column include the following:

Officer	Year	Company Contributions to Savings Plans(a) ($)	Company-Paid Portion of Executive Officer Life Insurance(b) ($)	Other ($)	Total ($)
Nate Jorgensen	2023	232,794	1,527	—	234,321
Kelly Hibbs	2023	111,230	1,527	—	112,757
Mike Brown	2023	111,200	2,079	—	113,279
Jeff Strom	2023	108,299	1,527	—	109,826
Jill Twedt	2023	84,054	735	—	84,789

(a)
See “Boise Cascade Company Savings Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement for a description of these plans. Amounts included in the contributions reported in this column that exceeded IRS annual limitations on Company contributions to qualified defined contribution retirement plans were paid to the NEO as taxable cash compensation.

(b)
See “Agreements with Named Executive Officers” in the CD&A in this proxy statement for a description of the Company-paid life insurance plans under which these costs were incurred.

(6)
Messrs. Jorgensen and Brown became NEOs in 2019. Ms. Twedt became an NEO in 2020. Messrs. Hibbs and Strom became NEOs in 2021.

48 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Grants of Plan-Based Awards

The following table presents information concerning each grant of a non-equity and equity award made to our NEOs in 2023 under our STIP and LTIP.
Name	Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Nate Jorgensen	Non-Equity Award(1)		302,308	1,209,231	2,720,770
	Equity Award – PSUs(2)	3/1/2023				13,342	26,684	53,368		1,850,002
	Equity Award – RSUs	3/1/2023							26,684	1,850,002
Kelly Hibbs	Non-Equity Award(1)		104,631	418,523	941,677
	Equity Award – PSUs(2)	3/1/2023				3,173	6,346	12,692		439,968
	Equity Award – RSUs	3/1/2023							6,346	439,968
Mike Brown	Non-Equity Award(1)		110,254	441,015	992,285
	Equity Award – PSUs(2)	3/1/2023				3,173	6,346	12,692		439,968
	Equity Award – RSUs	3/1/2023							6,346	439,968
Jeff Strom	Non-Equity Award(1)		102,018	408,074	918,166
	Equity Award – PSUs(2)	3/1/2023				3,173	6,346	12,692		439,968
	Equity Award – RSUs	3/1/2023							6,346	439,968
Jill Twedt	Non-Equity Award(1)		85,127	340,507	766,141
	Equity Award – PSUs(2)	3/1/2023				2,272	4,543	9,086		314,966
	Equity Award – RSUs	3/1/2023							4,543	314,966

(1)
Reflects the potential threshold, target, and maximum incentive awards for the NEOs for 2023 under our STIP as described above in “Short Term Incentive Plan” in the CD&A in this proxy statement. The NEOs’ actual incentive awards earned in 2023 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” All awards earned under this plan were paid in February 2024 calculated based on the actual salary earned in 2023.

(2)
Reflects the potential threshold, target, and maximum incentive awards for the NEOS for 2023 PSUs under the 2016 Incentive Plan. One hundred percent of the PSUs time vest on March 1, 2026. For further information on the terms of these incentive awards, refer to “LTIP Awards” in the CD&A in this proxy statement.

(3)
The values listed in this column represent the accounting grant date fair value of the target RSUs and the target PSUs (at $69.33 per share) at the time of award.

Boise Cascade Company   2024 Proxy Statement | 49

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning the 2023, 2022, and 2021 awards made to our NEOs under the LTIP that had not vested as of December 31, 2023.
		Stock Awards
Name	Type of Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)
Nate Jorgensen	2023 Officer PSU(1)	53,368	6,903,684
	2023 Officer RSU(2)	26,684	3,451,842
	2022 Officer PSU(3)	26,656	3,448,220
	2022 Officer RSU(2)	11,691	1,512,348
	2021 Officer PSU(3)	42,230	5,462,873
	2021 Officer RSU(2)	7,038	910,436
Kelly Hibbs	2023 Officer PSU(1)	12,692	1,641,837
	2023 Officer RSU(2)	6,346	820,919
	2022 Officer PSU(3)	8,092	1,046,781
	2022 Officer RSU(2)	3,549	459,099
	2021 Officer PSU(3)	4,766	616,530
	2021 Officer RSU(2)	794	102,712
	2021 Officer RSU(4)	988	127,808
Mike Brown	2023 Officer PSU(1)	12,692	1,641,837
	2023 Officer RSU(2)	6,346	820,919
	2022 Officer PSU(3)	8,092	1,046,781
	2022 Officer RSU(2)	3,549	459,099
	2021 Officer PSU(3)	11,440	1,479,878
	2021 Officer RSU(2)	1,906	246,560
Jeff Strom	2023 Officer PSU(1)	12,692	1,641,837
	2023 Officer RSU(2)	6,346	820,919
	2022 Officer PSU(3)	8,092	1,046,781
	2022 Officer RSU(2)	3,549	459,099
	2021 Officer PSU(3)	11,440	1,479,878
	2021 Officer RSU(2)	1,906	246,560
Jill Twedt	2023 Officer PSU(1)	9,086	1,175,365
	2023 Officer RSU(2)	4,543	587,682
	2022 Officer PSU(3)	5,712	738,904
	2022 Officer RSU(2)	2,505	324,047
	2021 Officer PSU(3)	7,626	986,499
	2021 Officer RSU(2)	1,271	164,417

(1)
On March 1, 2023, our compensation committee awarded our NEOs the 2023 PSUs listed herein which represent the actual amounts earned at 2.00 times target and include the unvested portion of these awards as of December 31, 2023. The 2023 PSUs will vest and distribute on March 1, 2026.

(2)
On March 1, 2023, our compensation committee awarded our NEOs the 2023 RSUs listed herein. One-third vested on March 1, 2024, the second third vests on March 1, 2025, and the final one-third will vest on March 1, 2026. On March 1, 2022, our compensation committee awarded our NEOs the 2022 RSUs listed herein. One-third vested on March 1, 2023, the second third vested on March 1, 2024, and the final third will vest on March 1, 2025. On March 1, 2021, our compensation committee awarded our NEOs the 2021 RSUs listed herein. One-third vested on March 1, 2022, one-third vested on March 1, 2023, and the final one-third vested on March 1, 2024.

50 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(3)
On February 7, 2021, our compensation committee awarded our NEOs the 2021 PSUs listed herein which represent the actual amounts earned at 2.00 times target and include the unvested portion of these awards as of December 31, 2023. The 2021 PSUs vested and were distributed on March 1, 2024. On February 17, 2022, our compensation committee awarded our NEOs the 2022 PSUs listed herein which represent the actual amounts earned at 1.52 times target and include the unvested portion of these awards as of December 31, 2023. The 2022 PSUs will vest and distribute on March 1, 2025.

(4)
Mr. Hibbs received an additional RSU grant at the time of his promotion on May 14, 2021. The RSUs will vest on the same schedule as the other 2021 NEO RSU awards.

(5)
Market value based on the closing price for Boise Cascade Company stock on December 29, 2023, of  $129.36 per share.

2023 Option Exercises and Stock Vested

The following table reflects the number of stock awards vested in 2023:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Nate Jorgensen	—	—	83,780	5,808,467
Kelly Hibbs	—	—	9,319	646,086
Mike Brown	—	—	19,686	1,364,830
Jeff Strom	—	—	9,443	654,683
Jill Twedt	—	—	12,125	840,626

(1)
Calculated using closing price of our common stock on the New York Stock Exchange on vest date of March 1, 2023 ($69.33).

2023 Supplemental Pension Benefits

Pension benefits for officers are frozen, and no additional benefits are being earned. The following table reflects the present value of accumulated benefits payable, including the number of years of service credited to each of the officers who are participants in the SUPP under our defined benefit pension plans. For more information concerning our pension plans, see “Boise Cascade Supplemental Pension Plan” in the CD&A in this proxy statement.

Officer	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Kelly Hibbs	SUPP	14	14,606	—
Mike Brown	SUPP	10	11,266	—

(1)
Number of years credited service for Mr. Brown includes amounts attributable to employment prior to acquisitions.

(2)
These values were calculated on the same basis and using the same assumptions used in the Company’s financial statements.

Boise Cascade Company   2024 Proxy Statement | 51

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2023 Nonqualified Deferred Compensation

Earnings on contributions and preexisting plan balances continued to accrue during 2023 in accordance with the terms of the deferred compensation plan. No withdrawals or distributions were made from the plan by any of our NEOs during 2023. Contributions to the deferred compensation plan received from the Company included a 4% base contribution and applicable discretionary contribution to simulate the base contribution and discretionary contribution to eligible participants in the 401(k) plan. Aggregate earnings and year-end plan balances for each of the NEOs who participate in the plan are disclosed in the table below:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Nate Jorgensen	347,690	23,476	46,281	—	766,060
Kelly Hibbs	—	4,979	80,821	—	1,233,929
Mike Brown	—	—	53,854	—	821,579
Jeff Strom	171,027	12,265	41,520	—	685,567
Jill Twedt	156,417	13,735	33,659	—	567,552

(1)
Amount included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” based on the participant’s election for each deferral source.

(2)
Amounts included in the “All Other Compensation” column of the “Summary Compensation Table.”

(3)
The above-market portion of the interest earned is included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.”

(4)
The amounts reported in this column (with the exception of any amounts that are not above-market earnings) have been reported for applicable years in the “Summary Compensation Table.”

Potential Payments upon Termination or Change in Control

The following table reflects an estimate of the compensation the Company would have been required to pay to each of its NEOs under the compensation plans, contracts, agreements, and arrangements between each such individual and the Company for:
●
Voluntary termination with good reason or involuntary termination by the Company without cause;

●
A change in control without adoption of a replacement plan or assumption of the existing obligations under plans;

●
Death or disability; or

●
Retirement, as applicable.

The amounts shown assume that such termination or change in control was effective as of December 31, 2023. The actual amounts the Company would have been required to pay on other dates may be determined only at the time of separation from the Company or the change in control and will accordingly vary from those disclosed here, which are based on a hypothetical December 31, 2023 termination. The amounts disclosed here do not include amounts earned by the NEO through that time as base salary, any bonuses approved by the compensation committee prior to that date, and payments earned prior to that date, such as 2023 awards earned pursuant to our STIP, because neither their amount nor the timing of the payment is affected by the fact or the nature of the termination of employment. In addition, the disclosure does not include amounts payable pursuant to the 401(k), deferred compensation, or pension plans, which are disclosed elsewhere in the CD&A in this proxy statement, and accompanying tables.
The availability of severance payments and continued healthcare and insurance benefits beyond termination of employment is contractually conditioned for each of our NEOs on their provision to the Company of a release of claims arising from their employment and the termination thereof and their performance of contractual confidentiality, non-solicitation, and non-disparagement obligations contained in their severance

52 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
agreements with the Company, as well as payment of applicable contributions for healthcare and insurance benefits. The payments described in the tables and textual materials that follow are provided by severance agreements and the terms of the
LTIP. For a description of these contractual arrangements, see “LTIP Awards” and “Agreements with Named Executive Officers” in the CD&A in this proxy statement.

Name	Benefit	Qualified Termination(1) ($)	Change in Control(2) ($)	Death or Disability(3) ($)
Nate Jorgensen	● Base Salary (2x annual base salary)	2.100,000	—	—
	● STIP (2x target)	2,520,000	—	—
	● LTIP	—	21,689,403	21,689,403
	● Insurance – healthcare, life, disability, and accident (18 months)	31,102	—	—
	TOTAL	4,651,102	21,689,403	21,689,403
Kelly Hibbs	● Base Salary (2x annual base salary)	1,116,200	—	—
	● STIP (2x target)	892,960	—	—
	● LTIP	—	4,815,686	4,815,686
	● Insurance – healthcare, life, disability, and accident (18 months)	31,823	—	—
	TOTAL	2,040,983	4,815,686	4,815,686
Mike Brown	● Base Salary (2x annual base salary)	1,155,600	—	—
	● STIP (2x target)	924,480	—	—
	● LTIP	—	5,695,074	5,695,074
	● Insurance – healthcare, life, disability, and accident (18 months)	14,398	—	—
	TOTAL	2,094,478	5,695,074	5,695,074
Jeff Strom	● Base Salary (2x annual base salary)	1,113,600	—	—
	● STIP (2x target)	890,880	—	—
	● LTIP	—	5,695,074	5,695,074
	● Insurance – healthcare, life, disability, and accident (18 months)	31,801	—	—
	TOTAL	2,036,281	5,695,074	5,695,074
Jill Twedt	● Base Salary (2x annual base salary)	1,009,600	—	—
	● STIP (2x target)	706,720	—	—
	● LTIP	—	3,976,914	3,976,914
	● Insurance – healthcare, life, disability, and accident (18 months)	4,369	—	—
	TOTAL	1,720,689	3,976,914	3,976,914

(1)
A Qualified Termination includes voluntary termination with good reason and involuntary termination without cause. The benefits are payable pursuant to the severance agreement with each NEO as described under “Agreements with Named Executive Officer” in the CD&A in this proxy statement.

(2)
In the event of a change in control in which LTIP awards are not replaced by equivalent awards, the time-based LTIP awards vest immediately in full. The value represents the aggregate market value of the unvested awards presented under the “2023 Outstanding Equity Awards at Fiscal Year-End” Table.

(3)
In the event of death or disability, the time-based LTIP awards vest immediately in full. The value represents the aggregate market value of the unvested awards presented under the “2023 Outstanding Equity Awards at Fiscal Year-End” Table.

Boise Cascade Company   2024 Proxy Statement | 53

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Equity Compensation Plan Information
In 2016, shareholders approved the 2016 Incentive Compensation Plan, which replaced the 2013 Incentive Compensation Plan (2013 Incentive Plan). All new awards are made under the 2016 Incentive
Plan, and no additional awards may be granted under the 2013 Incentive Plan. The following table provides information about our equity compensation plans as of December 31, 2023:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders	471,653(1)	—	2,028,303(2)
Equity compensation plans not approved by shareholders	—	—	—
Total	471,653	—	2,028,303

(1)
As of December 31, 2023, the number of shares of common stock to be issued upon exercise of outstanding options, warrants, and rights consists of 293,142 PSUs (2021 and 2022 PSUs at actual payout, 2023 PSUs at target), and 178,511 RSUs awarded under the 2016 Incentive Plan. The actual 2023 PSUs awarded at the February 15, 2024, meeting of the compensation committee were at 2.00 times target for officers.

(2)
The maximum number of shares to be issued under the 2016 Incentive Plan was 3,700,000 shares, less shares granted under the 2013 Incentive Plan after December 31, 2015 and prior to the effectiveness of the 2016 Incentive Plan in April 2016, plus shares subject to awards that are forfeited, expired, terminated, or settled in cash under both the 2013 Incentive Plan and the 2016 Incentive Plan after December 31, 2015, plus shares withheld for taxes under both the 2013 Incentive Plan and the 2016 Incentive Plan.

54 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd Frank) and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the chief executive officer total compensation of Nate Jorgensen.
For 2023, our last completed fiscal year:
●
The annual total compensation of our median employee (excluding our chief executive officer and our employees in Canada) was $60,220; and

●
The total compensation of our chief executive officer was $7,676,740 based on the 2023 amounts reflected in the “Summary Compensation Table”.

Based on this information, we estimate that the annual total compensation of our chief executive officer was approximately 127.5 times that of our median employee in 2023.
We identified our median employee by preparing a list of all our employees (excluding our chief executive officer and our employees in Canada) as of December 31, 2023. We then collected the information necessary to calculate Medicare taxable income for the year ended December 31, 2023, as will be reported to the IRS on Form W-2 for the employees included in such list.
We did not include our employees in Canada in determining our median employee, as they accounted for less than 5% of our total employee population as of December 31, 2023. As of December 31, 2023, we had a total of 7,340 employees, comprised of 7,234 U.S.-based employees, and 106 employees in Canada.
Location	# of Employees	% of Total	Total # of Employees
U.S.	7,234	98.6%	7,340
Canada	106	1.4%
The pay ratio included above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Boise Cascade Company   2024 Proxy Statement | 55

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to Dodd Frank, the following disclosure relates to executive compensation and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return (2023 Peer Group)(5) ($)	Prior Peer Group Total Shareholder Return (2022)(6) ($)	Net Income ($ in thousands)	Company Selected Measure: Company EBITDA(7) ($ in thousands)
2023	7,676,740	22,125,998	2,351,205	5,114,584	466.08	200.45	428.06	483,656	756,697
2022(5)	6,277,015	7,115,922	2,133,251	2,349,538	225.54	132.74	214.36	857,117	1,257,564
2021	5,398,488	10,758,126	1,393,955	2,774,885	222.15	158.74	274.67	710,330	1,052,470
2020	5,033,970	7,581,576	1,741,787	2,496,593	137.01	127.17	135.97	247,623	435,555

(1)
Mr. Jorgensen was the CEO (PEO) for all four fiscal years.

(2)
The Non-PEO NEOs for whom the average compensation is presented in this table are for fiscal 2023, Messrs. Hibbs, Brown, and Strom, and Ms. Twedt; for fiscal 2022, Messrs. Hibbs, Brown, and Strom, and Ms. Twedt; for fiscal 2021, Messrs. Hibbs, Rancourt, Brown, and Strom, and Ms. Twedt; and for fiscal 2020, Messrs. Corrick, Rancourt, Brown, and Stokes, and Ms. Twedt.

(3)
The amounts shown in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO and the Non-PEO NEOs. These amounts reflect the “Total” column of the “Summary Compensation Table” for the applicable fiscal year with certain adjustments as described in footnote 4.

(4)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns reflects the deductions and adjustments of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Deduction to Stock Awards” column are the amounts from the “Stock Awards” column below set forth in the “Summary Compensation Table”. Amounts in the “Deduction to Change in Pension Value” column reflect the change in pension value included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column reported in the “Summary Compensation Table”. Amounts in the “Adjustment to Pension Service Cost” column are based on the service cost for services rendered during the listed year.

(5)
The peer group used for this total shareholder return (TSR) calculation is comprised of the S&P 600 Building Products Index. This is the same peer group as reported in the Company’s Form 10-K for 2023. The peer group TSR is weighted according to the index’s stock market capitalization on December 31, 2019. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the index, respectively, and assumes dividends were reinvested in the Company’s stock. Historical stock performance is not necessarily indicative of future stock performance. Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation. This change in peer group was to better reflect the industry in which we compete, as the S&P 600 Building Products Index represents small capitalization building products industry performance.

(6)
The peer group used for this TSR calculation and used in the pay versus performance table in 2022 is comprised of the four companies listed in the table below. This is the same peer group as reported in the Company’s Form 10-K for 2020, 2021, and 2022. During 2021, Norbord Inc. was removed from the peer group upon being acquired by West Fraser Timber Co. Ltd. The peer group companies have remained otherwise unchanged during these three fiscal years. The peer group TSR is weighted according to the respective peer companies’ stock market capitalization on December 31, 2019. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the peers, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(7)
EBITDA is calculated as set forth on page 39 of the proxy statement.

56 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Actually Paid

Compensation Actually Paid reflects the exclusions and inclusions for the PEO and the Non-PEO NEOs set forth below.
Year	Summary Compensation Table Total for PEO ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to PEO ($)
2023	7,676,740	—	(3,700,003)	—	18,149,261	22,125,998
2022	6,277,015	—	(2,799,958)	—	3,638,865	7,115,922
2021	5,398,488	—	(2,214,964)	—	7,574,602	10,758,126
2020	5,033,970	—	(2,214,994)	—	4,762,599	7,581,576
Year	Summary Compensation Table Total for Non-PEO NEOs ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,351,205	—	(817,435)	—	3,580,814	5,114,584
2022	2,133,251	—	(787,523)	—	1,003,810	2,349,538
2021	1,393,955	—	(411,332)	—	1,792,262	2,774,885
2020	1,741,787	(32,870)	(360,010)	—	1,147,686	2,496,593
Adjustment to Equity Values

The amounts in the Adjustment to Equity Values in the Compensation Actually Paid calculations are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO	Total — Adjustment to Equity Values for PEO
2023	11,039,971	7,041,428	67,862	18,149,261
2022	3,206,661	188,259	243,945	3,638,865
2021	4,847,159	2,643,843	83,600	7,574,602
2020	4,530,254	241,307	(8,962)	4,762,599
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Total — Adjustment to Equity Values for Non-PEO NEOs
2023	2,439,041	1,137,976	3,797	3,580,814
2022	901,914	31,869	70,027	1,003,810
2021	1,117,712	641,381	33,169	1,792,262
2020	736,315	433,665	(22,294)	1,147,686
Boise Cascade Company   2024 Proxy Statement | 57

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Peer Group Used for TSR Calculation

The peer group used for the 2022 TSR calculation is comprised of the four companies listed in the table to the right. This is the same peer group reported in the Company’s Form 10-K filing from 2020, 2021 and 2022. During 2021, Norbord Inc. was removed from the peer group upon being acquired by West Fraser Timber Co. Ltd. The peer group companies remained otherwise unchanged during 2020, 2021, and 2022. Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation.
Prior Peer Group (2022)
● BlueLinx Holdings Inc.
● Builders FirstSource, Inc.
● Louisiana-Pacific Corporation
● UFP Industries, Inc.

Company Selected Financial Performance Measures

The Company selected financial performance measure, Company EBITDA, is considered most important in linking Company performance for the most recently completed fiscal year to the compensation actually paid to the Company’s NEOs.
Company Selected Financial Performance Measures
● Company EBITDA	● BMD EBITDA
● Wood Products EBITDA	● ROIC
● BMD PRONWC	● Company Stock Price

Graphic Depictions of Pay Versus Performance

In addition to the “Pay Versus Performance” table, the following comparisons to provide a graphic depiction that describes the relationship between Compensation Actually Paid and Company performance.
58 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting

Boise Cascade Company   2024 Proxy Statement | 59

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
AUDIT-RELATED MATTERS
Our Board recommends shareholders vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2024.
The audit committee of our Board is responsible for the engagement of our independent auditor and has appointed KPMG in that capacity for the fiscal year ending December 31, 2024.
Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm. If the appointment of KPMG is not ratified, the audit committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but the audit committee may ultimately decide to continue the engagement of the firm or another audit firm without resubmitting the matter to shareholders. Even if the selection of KPMG is ratified, the audit committee may, in its sole discretion, change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our shareholders.
It is expected that one or more representatives of KPMG will be available online at our annual meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.
For information on the services KPMG provided for us in 2023, please refer to the audit committee report at page 61 .
Shares will be voted according to shareholder instructions. This proposal is considered a routine matter with respect to which a broker or other nominee can generally vote in their discretion. Therefore, no broker non-votes are expected in connection with this proposal. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.

60 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Audit Committee Report
The following is the report of the audit committee with respect to the Company’s audited financial statements and internal controls over financial reporting (ICOFR) for the year ended December 31, 2023.
Audit Committee Charter and Responsibilities

The audit committee assists the Board in its oversight of the quality and integrity of the Company’s financial statements and its accounting and financial reporting practices. For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/investors and the Corporate Governance tab. You are then able to select the Audit Committee charter.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the Company’s annual audited and quarterly consolidated financial statements, as well as the report over our ICOFR for the 2023 calendar year with management and
KPMG, the Company’s independent auditor. The audit committee has discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, and Rule 2-07 of Regulation S-X, Communications with Audit Committees,as adopted by the PCAOB and as approved by the SEC. The audit committee has also received the written disclosures and the letter from KPMG required by PCAOB’s applicable requirements regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence from the Company and its management.

Audit Committee Financial Experts

All of our audit committee members are financially literate, and the Board has determined that Mr. Cooper, Mr. McDougall, Mr. McGowan, and Ms. Humphreys are audit committee financial experts, as defined in Item 407(d)(5) of
Regulation S-K under the Securities Act. Our Board has also determined that Mr. McDougall and the other members of the audit committee are independent in accordance with the applicable NYSE listing rules.

Recommendation of Financial Statements

Based on the review and discussions with management and KPMG, the audit committee recommended to the Board that the Company’s audited financial statements and report on internal controls be included in the Company’s Annual Report for the year ended December 31, 2023, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

Duane McDougall Committee Chair	Steven Cooper	Craig Dawson	Amy Humphreys	Christopher McGowan	Sue Taylor
Boise Cascade Company   2024 Proxy Statement | 61

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Fees Paid to KPMG
The following table presents the aggregate fees billed by KPMG to us for services rendered for the years ended December 31, 2023 and 2022, as approved by the audit committee:
	2023 ($)	2022 ($)
Audit Fees(1)	2,647,100	2,751,800
Audit-Related Fees(2)	10,000	9,500
Tax Fees(3)	56,000	46,000
All Other Fees	0	0
Total	2,713,100	2,807,300

(1)
KPMG’s Audit Fees consisted of fees for the audit of our 2023 and 2022 year-end financial statements included in the Company’s Form 10-K, the 2023 and 2022 audits of our internal control over financial reporting, reviews of our interim financial statements included in our quarterly reports on Form 10-Q, and other filings with the SEC.

(2)
KPMG’s Audit-Related Fees consisted of fees in connection with the issuance of financial assurance letters.

(3)
KPMG’s tax fees in 2023 and 2022 consisted of support services in connection with the Company’s eligibility for federal and state research and development credits.

Policies and Procedures for Preapproval of Audit and Non-audit Services
The audit committee’s charter provides that all audit and non-audit services to be performed for the Company by KPMG be preapproved. Our chief financial officer monitors services provided by KPMG and overall compliance with the preapproval policy and reports periodically to the audit committee on the status of outstanding engagements, including actual services provided and associated fees. Our chief financial officer must promptly report any noncompliance with the preapproval policy to the chair of the audit committee.
During 2023, all services by our independent registered public accounting firm were preapproved by the audit committee in accordance with this policy.

62 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
STOCK OWNERSHIP
Stock Ownership Guidelines for Our Directors
Our Board has established Company stock ownership guidelines for our Directors, which are intended to ensure that our Directors acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders. The Board has delegated its responsibility for oversight of the stock ownership guidelines to our corporate governance and nominating committee.
Our Director stock ownership guidelines provide that, within five years from becoming a Director, each Director should acquire and maintain stock ownership in the Company equal to five times their annual cash retainer. Each of our Directors has met this requirement or is on track to do so within the five-year timeframe.

Position	Stock Ownership Guidelines		Compliance Period	Current Status
Directors	5x annual cash retainer	▲▲▲▲▲	5 years from appointment	Met, or on track to do so within the five-year timeframe
Chief executive officer	5x base salary	▲▲▲▲▲	5 years from appointment, or adoption of new guidelines
Executive vice presidents and senior vice presidents	2x base salary	▲▲
Vice presidents	1x base salary	▲
Stock Ownership Guidelines for Our Officers
Our Board has established Company stock ownership guidelines for our officers, which are intended to ensure that our officers acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders.
Our officer stock ownership guidelines provide that within five years of the later of becoming an officer, or adoption of new guidelines, each officer should meet the guidelines. Ownership amount varies by officer level with the chief executive officer’s target at five times their salary, executive vice presidents’ and senior vice presidents’ target at two times their salary, and vice presidents’ target at one times their salary. Each of our NEOs has met this requirement or is on track to do so within the five-year timeframe.

Security Ownership of Certain Beneficial Owners and Management
Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 4, 2024 by
(1)
each of the NEOs in the “Summary Compensation Table”;

(2)
each of our Directors;

(3)
all Directors and executive officers as a group; and

(4)
each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock.

All information with respect to beneficial ownership has been furnished to us by the respective Director, executive officer, or five percent beneficial owner, as the case may be.
Unless otherwise noted below, the address of each beneficial owner is
c/o Boise Cascade Company,
1111 West Jefferson Street, Suite 300,
Boise, ID 83702.
Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite their or its name.

Boise Cascade Company   2024 Proxy Statement | 63

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	Amount and Nature of Beneficial Ownership
	Column A	Column B	Column C
Name of Beneficial Owner	Shares Owned as of 3/4/2024(1) (#)	Right to Acquire Within 60 Days of 3/4/2024(1) (#)	Percent of Class(2) (%)
Persons Owning Greater Than 5% of Our Outstanding Common Stock
BlackRock, Inc.(3)	7,583,836	—	19.12%
The Vanguard Group(4)	4,709,276	—	11.87%
Dimensional Fund Advisors LP(5)	2,802,038	—	7.06%
Non-employee Directors
Thomas Carlile	36,336	9,847(6)	*
Steven Cooper	3,450	7,647(7)	*
Craig Dawson	3,182	—	*
Karen Gowland	17,905	10,286(7)	*
David Hannah	17,905	8,479(7)	*
Mack Hogans	10,538	9,187(7)	*
Amy Humphreys	3,182	—	*
Kristopher Matula	14,172	9,187(7)	*
Duane McDougall	17,265	12,309(8)	*
Christopher McGowan	9,057	12,309(8)	*
Sue Taylor	6,636	—	*
Named Executive Officers
Nate Jorgensen	122,417	—	*
Kelly Hibbs	32,594	—	*
Mike Brown	9,820	—	*
Jeff Strom	15,436	—	*
Jill Twedt	18,407	—	*
All Directors and Executive Officers as a Group (16 Persons)	338,302	79,251	1.05%

*
Less than 1%

(1)
Under SEC rules, a person is considered to beneficially own any shares over which they exercise sole or shared voting and/or investment power (Column A) plus any shares they have the right to acquire within 60 days of March 4, 2024 (Column B).

(2)
Percent of class (Column C) is calculated by dividing the number of shares beneficially owned (Column A plus Column B) by the Company’s total number of outstanding shares on March 4, 2024 (39,563,498 shares) plus the number of shares such person has the right to acquire within 60 days of March 4, 2024 (Column B).

(3)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on January 19, 2024, by BlackRock, Inc. (BlackRock). BlackRock’s principal business is at 50 Hudson Yards, New York, NY 10001.

(4)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on February 13, 2024, by The Vanguard Group (Vanguard). Vanguard’s principal business is at 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on February 9, 2024, by Dimensional Fund Advisors LP (Dimensional). Dimensional’s principal business is at Dimensional Place Building One, 6300 Bee Cave Road, Austin, TX 78746.

(6)
Mr. Carlile’s reported amount includes 2,903 restricted stock units which vested on February 25, 2016 and 6,944 shares that vested on February 24, 2017, which will be delivered to the subject director six months and one day after his termination as a director of the Company.

64 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(7)
Reported amount includes 2,639, 832, 1,540, and 1,540 restricted stock units that vested on February 27, 2015, for Ms. Gowland and Messrs. Hannah, Hogans, and Matula, respectively, 2,212 restricted stock units which vested on February 25, 2016, and 5,435 restricted stock units that vested on February 24, 2017, each of which will be delivered to the subject director six months and one day after his/her termination as a director of the Company. Mr. Cooper received 2,212 restricted stock units which vested on February 25, 2016 and 5,435 restricted stock units that vested on February 24, 2017, and will be delivered six months and one day after his termination as a director of the Company.

(8)
Reported amount includes 2,023, 2,639, 2,212, and 5,435 restricted stock units which vested on February 26, 2014, February 27, 2015, February 25, 2016, and February 24, 2017, respectively, which will be delivered to the subject director six months and one day after his termination as a director of the Company.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC.
To our knowledge, all of our officers, directors and beneficial holders of more than 10% of our common stock complied with all of the Section 16(a) reporting requirements applicable to them with respect to transactions during 2023, except that Mr. McGowan filed a late Form 4 to report the transfer of shares to a donor advised fund.

Boise Cascade Company   2024 Proxy Statement | 65

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
INFORMATION ABOUT OUR ANNUAL MEETING
DATE AND TIME May 2, 2024 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online Annual Meeting, please visit: www.virtualshareholdermeeting.com/BCC2024	RECORD DATE Close of business on March 4, 2024
Information about Our Annual Shareholders’ Meeting and Voting
Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies

You may view a complete copy of our proxy statement and 2023 Annual Report by visiting www.proxyvote.com. Please have your 12-digit control number available. Your 12-digit control number can be found on your Notice of Internet Availability of Proxy Materials. If you received a paper copy of your proxy materials, your 12-digit control number can be found on your proxy card or voting instruction card.
You may view complete copies of all of our SEC filings, including Annual Reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and certain financial information, by visiting our website at www.bc.com/investors, selecting the Financial Information tab, and clicking on SEC Filings.

Record Date and Voting at Our 2024 Annual Shareholders’ Meeting

Shareholders owning our common stock at the close of business on March 4, 2024 (the Record Date), may vote online during the virtual annual meeting. On the Record Date, 39,563,498 shares of our common stock were outstanding. Each share is entitled to one vote on each matter to be voted upon at the annual meeting.
All valid proxies properly executed and received by us prior to our annual meeting will be voted as you direct. If you do not specify how you want your shares voted, they will be voted:
FOR the election of the eleven directors to the Company’s Board, each to serve a one-year term;

FOR the advisory vote to approve executive compensation;

FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2024.

Your shares will also be voted on any other matters presented for a vote at the annual meeting in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy and change your vote at any time before the annual meeting by:
●
submitting a written notice to our corporate secretary,

●
mailing a later-dated and properly executed proxy, or

●
voting online live during the virtual annual meeting.

66 | Boise Cascade Company   2024 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Quorum

A quorum is necessary to hold a valid meeting. A quorum will exist if shareholders holding a majority of the shares of our common stock outstanding and entitled to vote at the annual meeting are present online or by proxy. Shareholders have no right to cumulative voting as to any matter, including the election of Directors. Abstentions and broker non-votes will be treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power on non-routine matters. Proposal No. 3, the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2024, is the only routine matter for consideration at the annual meeting.

Independent Tabulator

We have appointed Broadridge Financial Solutions Inc. (Broadridge) as our independent tabulator to receive and tabulate all votes cast at the annual meeting. Broadridge will determine whether a quorum is present.

Independent Inspector of Election

We have appointed Broadridge as our independent inspector of election to certify the vote results.
Proxy Solicitation

Our Board is soliciting your proxy. Our employees and Directors may solicit proxies by mail, telephone, email, or online. Our employees and Directors will not receive additional compensation for these activities and the entire cost of this solicitation will be borne by us. In addition, Morrow Sodali LLC,
333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902 (Morrow Sodali), will assist us in the solicitation of proxies. We will pay $7,500 in fees, plus expenses and disbursements, to Morrow Sodali for its proxy solicitation services.

Attending the Annual Meeting

If you plan to attend the virtual annual meeting, please visit www.virtualshareholdermeeting.com/
BCC2024. Please note that you will need the 12-digit control number included on your Notice of
Internet Availability or, if you received a paper copy of the proxy materials, on your proxy card in order to access the virtual annual meeting.

Boise Cascade Company   2024 Proxy Statement | 67

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
ADDITIONAL INFORMATION
Householding of Annual Meeting Materials

Some banks, brokers, and other record holders may be participating in the practice of  “householding” proxy materials. This means that only one copy of our proxy materials or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of such documents to you if you contact the Broadridge Householding Department at the following address:
Broadridge Householding Department 51 Mercedes Way Edgewood, NY 11717
Toll-Free Number: 1-800-542-1061
If you want to receive multiple copies of our proxy materials or Notice of Internet Availability of Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other record holder, or you may contact the Broadridge Householding Department at the address and phone number shown.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

According to SEC rules, to be considered for inclusion in next year’s proxy statement, shareholder proposals for the 2025 annual meeting of shareholders must satisfy all applicable requirements of Rule 14a-8 under the Exchange Act and be received by our corporate secretary at the address shown below no later than November 21, 2024:
Boise Cascade Company Attention: Corporate Secretary 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Additionally, for a shareholder to bring other business, before our 2025 annual meeting, including any nominations for Director, our bylaws require that our corporate secretary must receive notice at the above address of any such business or nominations for Director no earlier than January 2, 2025, and no later than February 1, 2025.
Please refer to Article II, Section 11 of our bylaws for an outline of the information a shareholders’
notice must include regarding nominations for Directors and other business to be brought before a shareholders’ meeting. For proposals or nominations that are not timely filed, we retain discretion to vote proxies we receive, provided that
(a)
we include in our proxy statement advice to the shareholders on the nature of the proposal and how we intend to direct our voting discretion and

(b)
the proponent does not issue a separate and appropriate proxy statement.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nominations for Director, shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
You may view a complete copy of our bylaws by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to click on the Bylaws.

68 | Boise Cascade Company   2024 Proxy Statement

Boise Cascade®

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Boise Cascade

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/01/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1. Election of Directors

Nominees	For	Against	Abstain
1a. Thomas Carlile	☐	☐	☐
1b. Steven Cooper	☐	☐	☐
1c. Craig Dawson	☐	☐	☐
1d. Karen Gowland	☐	☐	☐
1e. David Hannah	☐	☐	☐
1f. Amy Humphreys	☐	☐	☐
1g. Nate Jorgensen	☐	☐	☐
1h. Kristopher Matula	☐	☐	☐
1i. Duane McDougall	☐	☐	☐
1j. Christopher McGowan	☐	☐	☐
1k. Sue Taylor	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000632130_1 R1.0.0.6

BOISE CASCADE COMPANY1111 WEST JEFFERSON STREETSUITE 300BOISE, ID 83702-5389SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 05/01/2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BCC2024You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 05/01/2024. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 0000632130_1 R1.0.0.6 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FORthe following: 1. Election of DirectorsNominees For Against Abstain1a. Thomas Carlile 0001b. Steven Cooper 0001c. Craig Dawson 0001d. Karen Gowland 0001e. David Hannah 0001f. Amy Humphreys 0001g. Nate Jorgensen 0001h. Kristopher Matula 0001i. Duane McDougall 0001j. Christopher McGowan 000 For Against Abstain1k. Sue Taylor 00The Board of Directors recommends you vote FORproposals 2 and 3: For Against Abstain2. Advisory vote approving the Company's executivecompensation. 003. To ratify the appointment of KPMG as theCompany's external auditors for the year endingDecember 31, 2024. 00NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BEVOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,WILL BE VOTED AS THE BOARD RECOMMENDS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)Date

Boise Cascade Company ANNUAL MEETING OF SHAREHOLDERS Thursday, May 2, 2024 9:30 a.m. Mountain Daylight Time Online Live Via Webcast At: www.virtualshareholdermeeting.com/BCC2024 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com 0000632130_2 R1.0.0.6 Boise Cascade Company 1111 West Jefferson Street Suite 300Boise, ID 83702This proxy is solicited by the board of directors for use at the Annual Meeting on May 2, 2024.If no choice is specified, the proxy will be voted "FOR" items 1, 2, and 3.By signing the proxy, you revoke all prior proxies and appoint Jill Twedt, Kelly Hibbs, and Erin Nuxoll, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the annual meeting and all adjournments. See reverse for voting instructions.